UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-04980

TCW Strategic Income Fund, Inc.
(Exact name of registrant as specified in charter)

515 South Flower Street, Los Angeles, CA 90071
(Address of principal executive offices)

Peter Davidson, Esq.
Vice President and Secretary
515 South Flower Street
Los Angeles, CA 90071
(Name and address of agent for service)

Registrant’s telephone number, including area code: (213)
244-0000
Date of fiscal year end: December 31
Date of reporting period: June 30, 2025

Item 1.	Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”):

TCW Strategic Income Fund, Inc.

To Our Valued Shareholders

Megan McClellan President and Principal Executive Officer

To the shareholders of the TCW Strategic Income Fund:
Executive Summary
TCW is pleased to present the 2025 semi-annual report for the TCW Strategic Income Fund (“TSI” or the “Fund”). TSI is a multi-asset class closed-end
fund managed by TCW Investment Management Company and is listed on the New York Stock Exchange under the ticker TSI. For the first half of 2025, shares of TSI rose by 4.2% while the Fund’s net asset value (i.e., returns of the underlying assets) increased by 5.0%. The Fund’s six-month
price-based return was lower than the
NAV-based
return, as the discount between NAV and share price rose from
-4.4%
at the beginning of the period to
-5.2%
by June 30, 2025.
TSI paid dividends of approximately 6 cents per share for each of the final two quarters of 2024, and 6.5 cents in the first two quarters of 2025, as well as a special cash payment of 14.5 cents per share. This represents an annualized rate of approximately 40 cents per share, contributing to a realized
12-month
trailing yield of approximately 8.0%, as of 6/30/2025. As yield is a function of a number of parameters, the go-forward
yield of TSI will likely differ from the trailing figure.
Fund Performance (%)

		Total Return as of June 30, 2025 (Annualized for periods over 1 Year)
	6 Month	1 Year	3 Year	5 Year	10 Year	Since 3/1/06 (2)	Since 3/5/87 (3)
Price-Based Return	4.18	11.52	8.22	4.45	5.87	8.44	7.63
NAV-Based Return	5.00	9.65	7.27	4.63	4.63	7.58	7.84
Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps (1)	4.12	8.90	8.81	6.92	6.08	5.73	n/a

(1)	Benchmark changed to the Bloomberg 3-Month U.S. Treasury Bellwethers Index + 400 bps effective 3/1/2022.
(2)	The date on which the Fund’s investment objective changed to a multi-asset class fund. Prior to this date, the Fund primarily invested in convertible securities.
(3)	Inception date of the Fund.
Past performance is no guarantee of future results. Current performance may be lower or higher than that quoted. The market value and net asset value of the Fund’s shares will fluctuate with market conditions. Returns shown do not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions. You should not draw any conclusions about the Fund’s performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.
Management Commentary
Without a doubt, the most consequential market day in the first half of 2025 was April 2, when the Trump administration announced its anticipated tariff regime. Investors were caught surprised by the would-be
reach — very few countries were left out — and magnitude of the levies to be assessed — well north of expectations — and reacted adversely. The immediate fallout was both swift and severe as equity markets plunged into bear territory, corporate credit spread premiums rose, and Treasury yields increased, the latter in direct opposition to the administration’s desire for lower borrowing costs. Given these developments, the
90-day
pause in reciprocal tariff implementation was announced just one week later, setting off what would become a risk asset rally that lasted into quarter end. While a delay in tariffs and subsequent announcement of trade deals was a primary force behind the market’s recovery, better-than-expected inflation and macroeconomic data later in the period helped further support risk sentiment, especially given comments from some Federal Reserve officials that a return to policy easing may not be far off. The Treasury yield curve steepened in the first half of 2025 as a result, with the
2-Year
yield falling by 52 basis points (bps) while the yield on the
10-
and
30-Year
fell by 34 and 1 bps, respectively.

Perhaps best representing the extent to which markets were whipsawed by the tariff rollout, the S&P 500 Index fell over 12% in early April before recovering more than 24% from the lows, ultimately closing the semi-annual period with a 6.2% advance. Meanwhile, fixed income sectors generally turned in positive returns as well, supported by lower Treasury yields during the period. The flagship Bloomberg U.S. Aggregate Bond Index returned 4.0% and finished ahead of risk-free Treasuries by 10 bps, spurred by robust returns from spread sectors. The reinvigoration of risk sentiment late in the second quarter had a pronounced effect in the corporate markets, where both investment grade and high yield credit spreads retraced all the April widening and then some to drive advances of 4.2% and 4.6%, respectively, with excess returns of 21 and 104 bps. Within securitized markets, agency mortgage-backed securities (MBS) returned 4.2% as the asset class benefitted from moderating rate volatility, while non-agency
MBS issues also posted positive returns given strong carry and improved valuations. On the commercial MBS (CMBS) front, Index returns were led by the 4.7% gain for agency-backed issues, while private label conduits advanced 4.3%. Finally, traditional asset-backed securities (ABS) included in the Index returned 2.9%, while non-traditional
sectors like CLOs also performed well alongside falling risk premiums and tightening of spreads.
The Economy and Market Ahead
Despite the volatility that shook markets in April and caused consumer sentiment to crater to some of the lowest levels in years, we believe a snapshot of market levels at the beginning and end of the quarter would instead suggest that markets had simply continued the trend that has been in place for much of the past year — one of tighter credit spreads and fresh all-time
equity highs. That a recovery from the April meltdown occurred in such a quick amount of time highlights both the persistent complacency and underappreciation of downside risk that has permeated many investors’ outlook and powered markets through event-driven volatility. However, we have yet to see how markets respond to a slower, more fundamental shift in the economic backdrop, something that has been occurring in the background but is seemingly lost in recent trade-dominated headlines. At the forefront of this shift is a slowing of the labor market as there has been a substantial drop in the rate of hirings, and though there hasn’t been a large increase in the rate of firings, that is often the case early in the cycle and we expect to see job losses pick up as high interest rates, elevated uncertainty, and higher tariffs start to bite. Meanwhile, the labor force itself is also undergoing a fundamental shift resulting from the administration’s immigration policies, resulting in a reduction in the number of people actively seeking a job, which has in turn artificially suppressed the unemployment rate and provided cover to the FOMC to keep rates steady. However, in our view, the longer rates remain at currently restrictive territory, the higher the likelihood that they end up presenting an additional headwind to economic growth potential.
TCW’s discipline and understanding of fundamental security valuations provide the structure to invest confidently when markets are bumpy, headlines are wild, and volatility is high. Indeed, in the upheaval early in April, we were active in trimming duration, which ended the quarter at 2.3 years, and adding significantly across corporate credit, and to a lesser extent in securitized. We expect and look forward to more such opportunities in the months ahead as we will continue to use those periods — which we anticipate being a regular feature of today’s markets — to add yield and potential return to the Fund. In the meantime, however, some of the corporate exposure that was put on in April was reduced alongside the market rally, and the resulting allocation across corporate credit remains cautious, with positions biased towards higher quality and more defensive segments of the market. With corporate spreads having fallen back towards all-time
tight levels, we believe securitized products currently offer a more compelling relative value argument and therefore constitute a larger position and more attractive segment of the market in which to allocate portfolio risk budgets. Agency MBS represents a substantial position given the sector’s liquidity, spread premiums, and government guarantee, while non-agency
MBS is also a sizeable allocation due to robust collateral profiles across the sector that allow for various opportunities to capture strong risk-adjusted yields. Meanwhile, CMBS exposure is focused on single asset single borrower deals that allow for a detailed analysis of the underlying property and sponsor, facilitating bottom-up
inclusion criteria that includes higher yielding positions down the capital structure. ABS positions similarly reflect targeted positions including CLOs and high-quality non-traditional
collateral types like single-family rentals.

Portfolio Positioning

SECTOR ALLOCATION

BL 0.12%
IC 2.24%
CS 3.17%
MM 6.80%
ABS 9.71%
CCB 0.16%
FGB 0.48%
UST 1.50%
MUNI 0.32%
CB 21.37%
MBS 54.14%

Asset-Backed Securities (ABS)
Bank Loans (BL)
Common Stock (CS)
Convertible Corporate Bonds (CCB)
Corporate Bonds (CB)
Foreign Government Bonds (FGB)
Investment Companies (IC)
Money Market Investments (MM)
Mortgage-Backed Securities (MBS)
Municipal Bonds (MUNI)
U.S. Treasury Securities (UST)
MBS ALLOCATION

RMBS NON-AGENCY 37.51%
CMBS AGENCY 0.46%
CMBS NON-AGENCY 22.98%
RMBS AGENCY 39.06%

Commercial Mortgage-Backed Securities — Agency (CMBS AGENCY)
Commercial Mortgage-Backed Securities —
Non-Agency
(CMBS
NON-AGENCY)
Residential Mortgage-Backed Securities — Agency (RMBS AGENCY)
Residential Mortgage-Backed Securities —
Non-Agency
(RMBS
NON-AGENCY)

The Fund did not use any of the available $70 million commitment of its Line of Credit facility during the semi-annual period ended June 30, 2025. Leverage is generally used when market opportunity is abundant and management deems the use of leverage accretive to returns.
We greatly appreciate your investment in the Fund and your continuing support of TCW. If you have any additional questions or comments, we invite you to visit our website at www.tcw.com or contact our shareholder services department at
1-866-227-8179,
or contact@tcw.com.
Sincerely,

Megan McClellan
President and Principal Executive Officer
The views expressed in this report reflect those of the Fund’s Advisor as of the date this is written and may not reflect its views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund’s investment methodology and do not constitute investment advice. This report may contain discussions about investments that may or may not be held by the Fund as of the date of this report. All current and future holdings are subject to risk and to change. To the extent this report contains forward-looking statements, unforeseen circumstances may cause actual results to differ materially from the views expressed as of the date this is written.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited)	June 30, 2025

Issues	Maturity Date	Principal Amount		Value

FIXED INCOME SECURITIES — 101.2% of Net Assets

ASSET-BACKED SECURITIES — 11.2%

Academic Loan Funding Trust Series 2012-1A, Class R

0.00% (1),(2),(3)	12/27/44		$3,368	$267,419

Allegro CLO XIII Ltd. Series 2021-1A, Class B

6.23% (3 mo. USD Term SOFR + 1.962%) (1),(4)	07/20/34		650,000	650,799

Apidos CLO XXXVII Ltd. Series 2021-37A, Class B

6.13% (3 mo. USD Term SOFR + 1.862%) (1),(4)	10/22/34		725,000	726,309

Arbour CLO VIII DAC Series 8X, Class B1R

3.98% (3 mo. EUR EURIBOR + 1.700%) (4),(5)	10/15/34	EUR	600,000	702,869

Avis Budget Rental Car Funding AESOP LLC Series 2021-2A, Class D

4.08% (1)	02/20/28		250,000	241,805

BCRED CLO LLC Series 2023-1A, Class A

6.57% (3 mo. USD Term SOFR + 2.300%) (1),(4)	01/20/36		850,000	853,210

Bear Mountain Park CLO Ltd. Series 2022-1A, Class BR

6.01% (3 mo. USD Term SOFR + 1.750%) (1),(4)	07/15/37		625,000	627,796

BMO SBA COOF Trust Series 2019-1, Class A (I/O)

2.70% (1),(6)	10/25/45		3,303,916	129,567

Carvana Auto Receivables Trust Series 2020-P1, Class R

0.00% (1),(3)	09/08/27		2,000	151,889

Carvana Auto Receivables Trust Series 2021-N3, Class R

0.00% (1),(3)	06/12/28		2,200	143,992

Carvana Auto Receivables Trust Series 2022-N1, Class R

0.00% (1),(3)	12/11/28		4,700	241,491

Carvana Auto Receivables Trust Series 2022-P3, Class R

0.00% (1),(3)	09/10/29		2,900	246,575

Carvana Auto Receivables Trust Series 2023-P1, Class R

0.00% (1),(3)	03/11/30		4,400	372,282

Carvana Auto Receivables Trust Series 2023-P2, Class R

0.00% (1),(3)	06/10/30		2,000	251,083

Cedar Funding II CLO Ltd. Series 2013-1A, Class BRR

5.88% (3 mo. USD Term SOFR + 1.612%) (1),(4)	04/20/34		700,000	700,864

CIFC Funding Ltd. Series 2018-1A, Class SUB

0.00% (1)	01/18/38		$650,000	$273,388

CIFC Funding Ltd. Series 2022-2A, Class B

0.00% (1),(6)	04/19/35		685,000	508,504

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC Series 2025-1A, Class A2

6.00% (1)	05/20/55	$245,000	$253,244

COOF Securitization Trust II Series 2015-2, Class A1 (I/O)

1.76% (1),(6)	08/25/41	1,460,699	89,076

Elmwood CLO 17 Ltd. Series 2022-4A, Class SUB

0.00% (1),(6)	07/17/37	850,000	601,849

Elmwood CLO III Ltd. Series 2019-3A, Class SUB

0.00% (1),(6)	07/18/37	1,000,000	584,536

Goal Capital Funding Trust Series 2006-1, Class B

5.30% (3 mo. USD LIBOR + 0.450%) (4)	08/25/42	82,596	78,658

GoldenTree Loan Management U.S. CLO 11 Ltd. Series 2021-11A, Class AR

5.35% (3 mo. USD Term SOFR + 1.080%) (1),(4)	10/20/34	625,000	625,013

Golub Capital Partners CLO 42M-R Ltd. Series 2019-42RA, Class A2R

7.03% (3 mo. USD Term SOFR + 2.750%) (1),(4)	01/20/36	600,000	604,139

Golub Capital Partners CLO 69M Ltd. Series 2023-69A, Class B1

7.55% (3 mo. USD Term SOFR + 3.250%) (1),(4)	11/09/36	870,000	875,513

HOA Funding LLC Series 2021-1A, Class A2

4.72% (1),(2),(7),(8)	08/20/51	581,627	133,782

HPS Loan Management Ltd. Series 2023-18A, Class D

10.02% (3 mo. USD Term SOFR + 5.750%) (1),(4)	07/20/36	600,000	602,252

HPS Loan Management Ltd. Series 2024-19A, Class C2

7.16% (3 mo. USD Term SOFR + 2.900%) (1),(4)	04/15/37	750,000	754,331

Madison Park Funding XLV Ltd. Series 2020-45A, Class CRR

6.16% (3 mo. USD Term SOFR + 1.900%) (1),(4)	07/15/34	625,000	625,704

MetroNet Infrastructure Issuer LLC Class A2

7.95% (7)	04/20/53	850,000	860,857

Mosaic Solar Loan Trust Series 2021-1A, Class R

0.00% (1),(9)	12/20/46	950,000	100,014

Mosaic Solar Loan Trust Series 2021-2A, Class R

0.00% (1),(9)	04/22/47	1,150,000	38,749

Mosaic Solar Loan Trust Series 2021-3A, Class R

0.00% (1),(9)	06/20/52	1,600,000	68,699

NCFA LLC – Loan Participation 1

2.75% (7)	06/12/28	831,566	831,566

NCFA LLC – Loan Participation 2

3.14% (7)	12/19/27	952,317	952,317

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

Neuberger Berman Loan Advisers CLO 56 Ltd. Series 2024-56A, Class SUB

0.00% (1),(6)	07/24/37	$700,000	$546,960

OCP CLO Ltd. Series 2015-9A, Class SUB

0.00% (1),(6)	01/15/37	1,360,000	580,694

OCP CLO Ltd. Series 2023-28A, Class D

9.61% (3 mo. USD Term SOFR + 5.350%) (1),(4)	07/16/36	700,000	700,035

Palmer Square CLO Ltd. Series 2024-3A, Class SUB

0.00% (1),(6)	07/20/37	625,000	554,432

Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A, Class A2

6.28% (3 mo. USD Term SOFR + 2.012%) (1),(4)	01/20/34	420,000	420,416

Rad CLO 22 Ltd. Series 2023-22A, Class D

9.27% (3 mo. USD Term SOFR + 5.000%) (1),(4)	01/20/37	350,000	353,778

Rockford Tower CLO Ltd. Series 2017-2A, Class BR

6.02% (3 mo. USD Term SOFR + 1.762%) (1),(4)	10/15/29	800,000	802,362

Santander Consumer Auto Receivables Trust Series 2021-BA, Class R

0.00% (1),(3)	03/15/29	5,000	1,360,387

Santander Consumer Auto Receivables Trust Series 2021-CA, Class R

0.00% (1),(3)	06/15/28	5,500	566,298

SLC Student Loan Trust Series 2004-1, Class B

4.91% (90 day USD SOFR Average + 0.552%) (4)	08/15/31	154,462	136,226

SLC Student Loan Trust Series 2006-1, Class B

4.81% (90 day USD SOFR Average + 0.472%) (4)	03/15/55	166,074	149,196

SLM Student Loan EDC Repackaging Trust Series 2013-M1, Class M1R

0.00% (1),(3)	10/28/29	1,000	210,774

SLM Student Loan Trust Series 2004-2, Class B

5.09% (90 day USD SOFR Average + 0.732%) (4)	07/25/39	139,907	133,608

SLM Student Loan Trust Series 2005-9, Class B

4.92% (90 day USD SOFR Average + 0.562%) (4)	01/25/41	286,988	270,020

SLM Student Loan Trust Series 2007-6, Class B

5.47% (90 day USD SOFR Average + 1.112%) (4)	04/27/43	73,926	69,673

SLM Student Loan Trust Series 2007-7, Class B

5.37% (90 day USD SOFR Average + 1.012%) (4)	10/27/70	150,000	150,616

SLM Student Loan Trust Series 2008-2, Class B

5.82% (90 day USD SOFR Average + 1.462%) (4)	01/25/83	225,000	230,792

Issues	Maturity Date	Principal Amount	Value

ASSET-BACKED SECURITIES (Continued)

SLM Student Loan Trust Series 2008-3, Class B

5.82% (90 day USD SOFR Average + 1.462%) (4)	04/26/83	$225,000	$225,855

SLM Student Loan Trust Series 2008-4, Class B

6.47% (90 day USD SOFR Average + 2.112%) (4)	04/25/73	515,000	546,795

SLM Student Loan Trust Series 2008-5, Class B

6.47% (90 day USD SOFR Average + 2.112%) (4)	07/25/73	260,000	264,499

SLM Student Loan Trust Series 2008-6, Class B

6.47% (90 day USD SOFR Average + 2.112%) (4)	07/26/83	225,000	226,049

SLM Student Loan Trust Series 2008-7, Class B

6.47% (90 day USD SOFR Average + 2.112%) (4)	07/26/83	305,000	308,916

Stratus CLO Ltd. Series 2021-3A, Class SUB

0.00% (1),(6)	12/29/29	750,000	113

Structured Receivables Finance LLC Series 2010-A, Class B

7.61% (1)	01/16/46	406,239	410,686

Structured Receivables Finance LLC Series 2010-B, Class B

7.97% (1)	08/15/36	276,899	282,203

TIF Funding II LLC Series 2021-1A, Class A

1.65% (1)	02/20/46	976,544	878,849

USQ Rail I LLC Series 2021-1A, Class A

2.25% (1)	02/28/51	341,799	320,530

Westlake Automobile Receivables Trust Series 2024-1A, Class D

6.02% (1)	10/15/29	600,000	612,507

Wingstop Funding LLC Series 2020-1A, Class A2

2.84% (1)	12/05/50	541,750	514,105

Total Asset-backed Securities

(Cost: $32,411,862)			27,597,515

MORTGAGE-BACKED SECURITIES — 62.6%

Commercial Mortgage-backed Securities — Agency — 0.3%

Federal Home Loan Mortgage Corp. Multifamily PC REMICS Trust Series 2019-P002, Class X (I/O)

1.14% (6)	07/25/33	1,295,000	71,272

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K049, Class X3 (I/O)

1.62% (6)	10/25/43	2,330,000	1,950

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K060, Class X3 (I/O)

1.96% (6)	12/25/44	2,499,972	58,262

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K732, Class X3 (I/O)

2.41% (6)	05/25/46	$1,984,973	$3,172

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K735, Class X3 (I/O)

2.23% (6)	05/25/47	3,750,000	67,629

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KC05, Class X1 (I/O)

1.34% (6)	06/25/27	6,821,140	96,607

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KIR1, Class X (I/O)

1.15% (6)	03/25/26	7,698,242	34,131

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series KW01, Class X3 (I/O)

4.24% (6)	03/25/29	690,000	14,096

Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series Q013, Class XPT2 (I/O)

1.81% (6)	05/25/27	2,742,803	71,795

Federal National Mortgage Association-ACES Series 2016-M11, Class X2 (ACES) (I/O)

3.09% (6)	07/25/39	653,424	12,225

Federal National Mortgage Association-ACES Series 2019-M29, Class X4 (ACES) (I/O)

0.70% (6)	03/25/29	7,900,000	160,544

Government National Mortgage Association Series 2010-148, Class IO (I/O)

0.30% (6)	09/16/50	4,590,019	48,105

Government National Mortgage Association Series 2011-152, Class IO (I/O)

0.01% (6)	08/16/51	639,299	23

Government National Mortgage Association Series 2012-139, Class IO (I/O)

0.65% (6)	02/16/53	752,001	15,698

Government National Mortgage Association Series 2013-52, Class IO (I/O)

0.04% (6)	02/16/55	5,245,850	2,698

Government National Mortgage Association Series 2014-103, Class IO (I/O)

0.19% (6)	05/16/55	2,030,909	10,058

Government National Mortgage Association Series 2014-125, Class IO (I/O)

0.89% (6)	11/16/54	1,254,741	34,931

Total Commercial Mortgage-backed Securities — Agency

(Cost: $3,215,097)			703,196

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-agency —14.4%

245 Park Avenue Trust Series 2017-245P, Class E

3.78% (1),(6)	06/05/37	$650,000	$608,572

280 Park Avenue Mortgage Trust Series 2017-280P, Class D

6.15% (1 mo. USD Term SOFR + 1.836%) (1),(4)	09/15/34	490,000	477,077

AMSR Trust Series 2020-SFR2, Class F

5.25% (1)	07/17/37	1,375,000	1,371,618

AMSR Trust Series 2021-SFR2, Class F2

3.67% (1)	08/17/38	750,000	727,855

AMSR Trust Series 2022-SFR1, Class F

6.02% (1)	03/17/39	850,000	845,588

Benchmark Mortgage Trust Series 2019-B14, Class 225D

3.40% (1),(6)	12/15/62	535,000	9,742

Benchmark Mortgage Trust Series 2020-IG3, Class BXC

3.65% (1),(6)	09/15/48	555,000	502,455

BX Trust Series 2023-DELC, Class B

7.65% (1 mo. USD Term SOFR + 3.339%) (1),(4)	05/15/38	615,000	621,232

BXHPP Trust Series 2021-FILM, Class C

5.53% (1 mo. USD Term SOFR + 1.214%) (1),(4)	08/15/36	430,000	387,432

BXHPP Trust Series 2021-FILM, Class D

5.93% (1 mo. USD Term SOFR + 1.614%) (1),(4)	08/15/36	515,000	459,653

BXP Trust Series 2017-GM, Class D

3.54% (1),(6)	06/13/39	575,000	546,422

Citigroup Commercial Mortgage Trust Series 2014-GC21, Class XD (I/O)

1.33% (1),(6)	05/10/47	4,710,600	126

Citigroup Commercial Mortgage Trust Series 2015-GC35, Class XA (I/O)

0.84% (6)	11/10/48	5,793,955	13,397

COMM Mortgage Trust Series 2012-LC4, Class XB (I/O)

0.60% (1),(2),(6)	12/10/44	10,175,622	140

COMM Mortgage Trust Series 2013-CR12, Class XA (I/O)

0.67% (6)	10/10/46	659,198	13

COMM Mortgage Trust Series 2016-787S, Class D

3.96% (1),(6)	02/10/36	693,000	670,214

COMM Mortgage Trust Series 2020-CX, Class E

2.77% (1),(6)	11/10/46	370,000	285,469

CRSNT Trust Series 2021-MOON, Class C

5.98% (1 mo. USD Term SOFR + 1.664%) (1),(4)	04/15/36	620,000	608,829

Eleven Madison Trust Mortgage Trust Series 2015-11MD, Class D

3.67% (1),(6)	09/10/35	625,000	593,984

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

Issues	Maturity Date	Principal Amount		Value

Commercial Mortgage-backed Securities — Non-agency (Continued)

Extended Stay America Trust Series 2021-ESH, Class F

8.13% (1 mo. USD Term SOFR + 3.814%) (1),(4)	07/15/38		$557,523	$558,480

FirstKey Homes Trust Series 2020-SFR1, Class G

4.78% (1)	08/17/37		1,735,000	1,727,057

FirstKey Homes Trust Series 2021-SFR3, Class E1

2.99% (1)	12/17/38		1,173,000	1,127,378

FirstKey Homes Trust Series 2022-SFR1, Class D

5.20% (1)	05/19/39		1,100,000	1,101,319

Frost CMBS DAC Series 2021-1A, Class EUE

6.09% (3 mo. EUR EURIBOR + 3.990%) (1),(4)	11/20/33	EUR	721,273	840,533

FRTKL Group, Inc. Series 2021-SFR1, Class G

4.11% (1)	09/17/38		1,015,000	951,567

Government National Mortgage Association Series 2009-114, Class IO (I/O)

0.00%	10/16/49		4,420,758	44

Government National Mortgage Association Series 2011-105, Class IO (I/O)

0.00%	09/16/51		1,631,553	16

Government National Mortgage Association Series 2012-4, Class IO (I/O)

0.00%	05/16/52		2,216,558	22

Grace Trust Series 2020-GRCE, Class D

2.77% (1),(6)	12/10/40		700,000	603,048

Grace Trust Series 2020-GRCE, Class F

2.77% (1),(6)	12/10/40		376,000	289,122

Grace Trust Series 2020-GRCE, Class X (I/O)

0.39% (1),(6)	12/10/40		10,620,000	150,256

GS Mortgage Securities Trust Series 2016-GS2, Class XA (I/O)

1.88% (6)	05/10/49		3,953,512	20,584

Hilton USA Trust Series 2016-HHV, Class F

4.33% (1),(6)	11/05/38		1,341,000	1,292,569

Hudson Yards Mortgage Trust Series 2019-30HY, Class D

3.56% (1),(6)	07/10/39		450,000	409,289

Hudson Yards Mortgage Trust Series 2019-55HY, Class F

3.04% (1),(6)	12/10/41		150,000	127,082

ILPT Trust Series 2019-SURF, Class A

4.15% (1)	02/11/41		240,000	233,853

JPMBB Commercial Mortgage Securities Trust Series 2014-C23, Class XA (I/O)

0.51% (6)	09/15/47		1,389,558	20

JPMBB Commercial Mortgage Securities Trust Series 2014-C24, Class XA (I/O)

0.85% (6)	11/15/47		1,025,593	24

Issues	Maturity Date	Principal Amount	Value

Commercial Mortgage-backed Securities — Non-agency (Continued)

JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class XD (I/O)

0.50% (1),(6)	05/15/48	$26,458,000	$123,390

JPMCC Commercial Mortgage Securities Trust Series 2017-JP5, Class XA (I/O)

0.91% (6)	03/15/50	8,966,129	95,283

JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C3, Class XB (I/O)

0.49% (1),(6)	02/15/46	47,286,629	363,658

JPMorgan Chase Commercial Mortgage Securities Trust Series 2016-NINE, Class A

2.95% (1),(6)	09/06/38	775,000	755,879

JPMorgan Chase Commercial Mortgage Securities Trust Series 2019-OSB, Class A

3.40% (1)	06/05/39	585,000	549,523

KRE Commercial Mortgage Trust Series 2025-AIP4, Class E

7.31% (1 mo. USD Term SOFR + 3.000%) (1),(4)	03/15/42	490,000	488,818

Manhattan West Mortgage Trust Series 2020-1MW, Class A

2.13% (1)	09/10/39	695,000	657,620

MFT Mortgage Trust Series 2020-B6, Class C

3.39% (1),(6)	08/10/40	220,000	142,734

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C22, Class XA (I/O)

0.78% (6)	04/15/48	1,631,116	24

Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C24, Class XA (I/O)

0.72% (6)	05/15/48	963,505	14

Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C31, Class XA (I/O)

1.40% (6)	11/15/49	5,881,960	59,431

Morgan Stanley Capital I Trust Series 2020-CNP, Class C

2.51% (1),(6)	04/05/42	620,000	507,409

NXPT Commercial Mortgage Trust Series 2024-STOR, Class E

6.93% (1),(6)	11/05/41	528,000	533,794

One New York Plaza Trust Series 2020-1NYP, Class A

5.38% (1 mo. USD Term SOFR + 1.064%) (1),(4)	01/15/36	390,000	379,356

Progress Residential Trust Series 2021-SFR6, Class F

3.42% (1)	07/17/38	730,000	715,939

Progress Residential Trust Series 2021-SFR7, Class E2

2.64% (1)	08/17/40	1,451,000	1,328,924

Progress Residential Trust Series 2021-SFR8, Class G

4.01% (1)	10/17/38	1,450,000	1,412,616

Progress Residential Trust Series 2021-SFR9, Class E1

2.81% (1)	11/17/40	1,707,000	1,598,822

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Commercial Mortgage-backed Securities — Non-agency (Continued)

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class A2A

3.66% (1),(6)	01/05/43		$805,000	$670,977

SFAVE Commercial Mortgage Securities Trust Series 2015-5AVE, Class D

4.53% (1),(6)	01/05/43		880,000	696,580

SFO Commercial Mortgage Trust Series 2021-555, Class A

5.58% (1 mo. USD Term SOFR + 1.264%) (1),(4)	05/15/38		550,000	547,887

SMRT Commercial Mortgage Trust Series 2022-MINI, Class D

6.26% (1 mo. USD Term SOFR + 1.950%) (1),(4)	01/15/39		510,000	503,503

SMRT Commercial Mortgage Trust Series 2022-MINI, Class E

7.01% (1 mo. USD Term SOFR + 2.700%) (1),(4)	01/15/39		1,005,000	989,366

SMRT Commercial Mortgage Trust Series 2022-MINI, Class F

7.66% (1 mo. USD Term SOFR + 3.350%) (1),(4)	01/15/39		246,000	239,796

Taurus U.K. DAC Series 2021-UK1X, Class E

7.89% (1 day GBP SONIA + 3.650%) (4),(5)	05/17/31	GBP	665,115	913,443

U.K. Logistics DAC Series 2025-1A, Class E

9.90% (1 day GBP SONIA + 5.500%) (1),(4)	05/17/35	GBP	300,000	413,245

UBS Commercial Mortgage Trust Series 2017-C5, Class XA (I/O)

1.28% (6)	11/15/50		$4,889,498	82,929

Vita Scientia DAC Series 2022-1X, Class D

4.54% (3 mo. EUR EURIBOR + 2.490%) (4),(5)	02/27/33	EUR	1,500,000	1,694,754

Wells Fargo Commercial Mortgage Trust Series 2018-C47, Class AS

4.67% (6)	09/15/61		750,000	741,020

WFRBS Commercial Mortgage Trust Series 2013-C14, Class XA (I/O)

0.46% (6),(7)	06/15/46		134,139	1

Total Commercial Mortgage-backed Securities — Non-agency

(Cost: $36,841,687)				35,368,816

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency — 24.4%

Federal Home Loan Mortgage Corp., Pool #SD8199

2.00%	03/01/52	$2,285,764	$1,814,572

Federal Home Loan Mortgage Corp., Pool #SD8220

3.00%	06/01/52	1,401,441	1,214,543

Federal Home Loan Mortgage Corp., Pool #SD8225

3.00%	07/01/52	2,469,200	2,139,903

Federal Home Loan Mortgage Corp., Pool #SD3246

4.00%	08/01/52	1,228,033	1,145,567

Federal Home Loan Mortgage Corp., Pool #SD8237

4.00%	08/01/52	2,447,345	2,282,619

Federal Home Loan Mortgage Corp., Pool #SD8238

4.50%	08/01/52	558,123	535,606

Federal Home Loan Mortgage Corp., Pool #RA7870

4.00%	09/01/52	750,711	700,066

Federal Home Loan Mortgage Corp., Pool #SD8257

4.50%	10/01/52	1,200,633	1,152,011

Federal Home Loan Mortgage Corp., Pool #SD8265

4.00%	11/01/52	522,083	486,700

Federal Home Loan Mortgage Corp., Pool #SD8275

4.50%	12/01/52	509,216	488,555

Federal Home Loan Mortgage Corp. REMICS Series 3122, Class SG (I/O)(I/F)(TAC)(PAC)

1.21% (-30 day USD SOFR Average + 5.516%) (4)	03/15/36	888,401	46,609

Federal Home Loan Mortgage Corp. REMICS Series 3239, Class SI (I/O) (I/F) (PAC)

2.23% (-30 day USD SOFR Average + 6.536%) (4)	11/15/36	202,993	21,113

Federal Home Loan Mortgage Corp. REMICS Series 3323, Class SA (I/O) (I/F)

1.69% (-30 day USD SOFR Average + 5.996%) (4)	05/15/37	43,617	1,075

Federal Home Loan Mortgage Corp. REMICS Series 3459, Class JS (I/O) (I/F)

1.83% (-30 day USD SOFR Average + 6.136%) (4)	06/15/38	68,286	6,650

Federal Home Loan Mortgage Corp. REMICS Series 4030, Class HS (I/O) (I/F)

2.19% (-30 day USD SOFR Average + 6.496%) (4)	04/15/42	390,366	43,223

Federal Home Loan Mortgage Corp. REMICS Series 5234, Class S (I/O) (I/F) (PAC)

1.74% (-30 day USD SOFR Average + 6.050%) (4)	12/25/50	1,910,385	132,580

Federal Home Loan Mortgage Corp. REMICS Series 5471, Class SY (I/O) (I/F)

1.09% (-30 day USD SOFR Average + 5.400%) (4)	11/25/54	1,254,580	88,090

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Federal Home Loan Mortgage Corp. REMICS Series 5544, Class SD (I/O) (I/F)

0.74% (-30 day USD SOFR Average + 5.050%) (4)	06/25/55	$2,306,622	$150,632

Federal Home Loan Mortgage Corp. REMICS Series 5546, Class AS (I/F)

4.04% (-30 day USD SOFR Average + 10.500%) (4)	06/25/55	392,875	373,347

Federal Home Loan Mortgage Corp. REMICS Series 5547, Class S (I/F)

4.12% (-30 day USD SOFR Average + 10.575%) (4)	06/25/55	393,902	373,540

Federal Home Loan Mortgage Corp. REMICS Series 5548, Class S (I/F)

4.49% (-30 day USD SOFR Average + 11.667%) (4)	06/25/55	394,161	379,940

Federal Home Loan Mortgage Corp. REMICS Series 5549, Class JS (I/F)

4.04% (-30 day USD SOFR Average + 10.500%) (4)	06/25/55	122,991	116,841

Federal Home Loan Mortgage Corp. STRIPS Series 386, Class C1 (I/O)

2.00%	03/15/52	3,338,409	447,655

Federal National Mortgage Association, Pool #AN3542

3.41%	11/01/46	1,020,504	867,891

Federal National Mortgage Association, Pool #BV4122

2.00%	03/01/52	770,156	610,458

Federal National Mortgage Association, Pool #BV8463

2.50%	04/01/52	1,312,136	1,090,857

Federal National Mortgage Association, Pool #FS1598

2.00%	04/01/52	318,779	252,677

Federal National Mortgage Association, Pool #MA4656

4.50%	07/01/52	1,876,287	1,800,737

Federal National Mortgage Association, Pool #MA4701

4.50%	08/01/52	303,526	290,626

Federal National Mortgage Association, Pool #MA4768

2.50%	09/01/52	1,423,855	1,183,735

Federal National Mortgage Association, Pool #MA4769

2.00%	09/01/52	832,380	659,779

Federal National Mortgage Association, Pool #MA4733

4.50%	09/01/52	997,916	957,580

Federal National Mortgage Association, Pool #MA4783

4.00%	10/01/52	1,245,007	1,160,823

Federal National Mortgage Association, Pool #MA4866

4.00%	01/01/53	1,221,468	1,138,498

Federal National Mortgage Association, Pool #MA5584

4.50% (10)	01/01/55	1,630,180	1,560,003

Federal National Mortgage Association Interest STRIPS Series 434, Class C29 (I/O)

2.00%	10/25/52	3,798,059	501,305

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Federal National Mortgage Association Interest STRIPS Series 436, Class C32 (I/O)

2.00%	10/25/52	$3,302,115	$436,398

Federal National Mortgage Association REMICS Series 2007-42, Class SE (I/O) (I/F)

1.69% (-30 day USD SOFR Average + 5.996%) (4)	05/25/37	34,867	2,338

Federal National Mortgage Association REMICS Series 2007-48, Class SD (I/O) (I/F)

1.68% (-30 day USD SOFR Average + 5.986%) (4)	05/25/37	586,536	50,367

Federal National Mortgage Association REMICS Series 2009-69, Class CS (I/O) (I/F)

2.33% (-30 day USD SOFR Average + 6.636%) (4)	09/25/39	91,674	9,940

Federal National Mortgage Association REMICS Series 2024-81, Class SE (I/O) (I/F)

1.04% (-30 day USD SOFR Average + 5.350%) (4)	07/25/54	4,965,831	283,775

Government National Mortgage Association, Pool #MA9963

4.50%	10/20/54	1,273,670	1,221,437

Government National Mortgage Association, Pool #MB0023

4.00% (10)	11/20/54	1,353,699	1,259,140

Government National Mortgage Association REMICS Series 2006-35, Class SA (I/O) (I/F)

2.17% (-1 mo. USD Term SOFR + 6.486%) (4)	07/20/36	635,447	63,178

Government National Mortgage Association REMICS Series 2006-61, Class SA (I/O) (I/F) (TAC)

0.32% (-1 mo. USD Term SOFR + 4.636%) (4)	11/20/36	742,584	14,780

Government National Mortgage Association REMICS Series 2008-58, Class TS (I/O) (I/F) (TAC)

1.97% (-1 mo. USD Term SOFR + 6.286%) (4)	05/20/38	204,844	3,734

Government National Mortgage Association REMICS Series 2014-118, Class ST (I/F)

1.17% (-1 mo. USD Term SOFR + 5.486%) (4)	08/20/44	3,410,924	280,512

Government National Mortgage Association REMICS Series 2016-153, Class IO (I/O)

3.50%	11/20/46	1,124,682	214,767

Government National Mortgage Association REMICS Series 2023-165, Class CO (P/O)

0.00% (9)	11/20/53	245,710	211,063

Government National Mortgage Association REMICS Series 2024-159, Class SM (I/F)

1.15% (-30 day USD SOFR Average + 5.450%) (4)	10/20/54	3,360,062	239,465

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Agency (Continued)

Government National Mortgage Association REMICS Series 2024-159, Class XS (I/O) (I/F)

1.20% (-30 day USD SOFR Average + 5.500%) (4)	10/20/54	$2,530,837	$209,507

Government National Mortgage Association, TBA

4.00% (11)	05/01/52	1,375,000	1,278,390

4.50% (11)	08/01/54	1,550,000	1,483,603

5.50% (11)	03/01/55	3,950,000	3,955,451

5.00% (11)	04/01/55	3,025,000	2,971,858

Uniform Mortgage-Backed Security, TBA

2.00% (11)	11/01/51	1,800,000	1,425,605

2.50% (11)	11/01/51	3,675,000	3,049,197

3.00% (11)	01/01/52	1,425,000	1,233,090

3.50% (11)	01/01/52	4,600,000	4,143,025

4.00% (11)	03/01/52	1,650,000	1,534,689

4.50% (11)	07/01/54	3,975,000	3,802,519

5.00% (11)	03/01/55	4,625,000	4,534,061

Total Residential Mortgage-backed Securities — Agency

(Cost: $59,767,510)			60,128,295

Residential Mortgage-backed Securities — Non-agency — 23.5%

ABFC Trust Series 2007-NC1, Class A2
4.73% (1 mo. USD Term SOFR + 0.414%) (1),(4)	05/25/37	638,779	601,613

ACE Securities Corp. Home Equity Loan Trust Series 2004-IN1, Class A1
5.07% (1 mo. USD Term SOFR + 0.754%) (4)	05/25/34	287,738	271,349

ACE Securities Corp. Home Equity Loan Trust Series 2007-ASP1, Class A2C

4.95% (1 mo. USD Term SOFR + 0.634%) (4)	03/25/37	1,114,949	450,482

Adjustable Rate Mortgage Trust Series 2005-4, Class 6A22

4.98% (6)	08/25/35	283,608	224,684

Ajax Mortgage Loan Trust Series 2019-F, Class A2

3.50% (1)	07/25/59	1,300,000	1,252,784

Ajax Mortgage Loan Trust Series 2021-D, Class A

5.00% (1)	03/25/60	706,094	707,372

Angel Oak Mortgage Trust Series 2024-11, Class M1A

6.58% (1),(6)	08/25/69	750,000	760,735

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2006-HE3, Class A5

2.90% (1 mo. USD Term SOFR + 0.654%) (4)	03/25/36	473,291	465,710

Asset-Backed Securities Corp. Home Equity Loan Trust Series 2007-HE1, Class A1B

3.81% (1 mo. USD Term SOFR + 0.414%) (4)	12/25/36	188,663	182,523

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

Banc of America Alternative Loan Trust Series 2005-10, Class 1CB1

4.83% (1 mo. USD Term SOFR + 0.514%) (4)	11/25/35	$231,731	$201,832

Banc of America Funding Trust Series 2006-3, Class 4A14

6.00%	03/25/36	77,070	65,370

Banc of America Funding Trust Series 2006-3, Class 5A3

5.50%	03/25/36	79,152	71,923

Banc of America Funding Trust Series 2015-R4, Class 2A1

4.64% (1 mo. USD Term SOFR + 0.319%) (1),(4)	02/25/37	65,873	65,611

BCMSC Trust Series 2000-A, Class A4

8.29% (6)	06/15/30	3,316,690	257,491

Bear Stearns ALT-A Trust Series 2005-3, Class 4A3

4.31% (6)	04/25/35	134,583	131,540

Bear Stearns ARM Trust Series 2003-7, Class 9A

6.33% (6)	10/25/33	144,204	132,416

Bear Stearns ARM Trust Series 2005-9, Class A1

7.08% (1 yr. CMT + 2.300%) (4)	10/25/35	76,567	72,622

Bear Stearns ARM Trust Series 2007-4, Class 22A1

4.32% (6)	06/25/47	478,617	421,717

Bear Stearns Asset-Backed Securities I Trust Series 2005-AC6, Class 1A3

5.50% (6)	09/25/35	229,600	221,197

Bear Stearns Asset-Backed Securities I Trust Series 2006-IM1, Class A1

4.89% (1 mo. USD Term SOFR + 0.574%) (4)	04/25/36	104,502	104,911

Bear Stearns Mortgage Funding Trust Series 2007-AR3, Class 1X (I/O)

0.50%	03/25/37	22,034,056	436,848

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2B

3.52%	02/25/37	680,681	399,991

C-BASS Mortgage Loan Trust Series 2007-CB2, Class A2C

3.52%	02/25/37	668,777	392,996

C-BASS Mortgage Loan Trust Series 2007-CB3, Class A3

3.28%	03/25/37	1,068,256	376,408

Carrington Mortgage Loan Trust Series 2006-NC4, Class A4

4.67% (1 mo. USD Term SOFR + 0.354%) (4)	10/25/36	1,250,000	1,065,128

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

Carrington Mortgage Loan Trust Series 2007-RFC1, Class A3

4.57% (1 mo. USD Term SOFR + 0.254%) (4)	12/25/36	$679,535	$664,789

CFMT LLC Series 2024-NR1, Class A1

6.41% (1)	11/25/29	807,314	811,718

CHL Mortgage Pass-Through Trust Series 2004-HYB4, Class B1

6.47% (6)	09/20/34	59,108	12,684

CHL Mortgage Pass-Through Trust Series 2006-14, Class X (I/O)

0.14% (6)	09/25/36	5,516,681	19,246

CHL Mortgage Pass-Through Trust Series 2006-HYB2, Class 1A1

5.35% (6)	04/20/36	538,795	404,655

CHNGE Mortgage Trust Series 2023-1, Class M1

8.17% (1),(6)	03/25/58	460,000	466,455

CIM Trust Series 2019-R1, Class A

3.25% (1),(6)	10/25/58	549,015	499,887

CIM Trust Series 2021-R3, Class A1A

1.95% (1),(6)	06/25/57	602,247	557,409

CIM Trust Series 2021-R4, Class A1A

2.00% (1),(6)	05/01/61	582,146	537,803

CIM Trust Series 2021-R5, Class A1B

2.00% (1),(6)	08/25/61	1,096,000	731,236

CIM Trust Series 2025-R1, Class A1

5.00% (1)	02/25/99	723,754	716,080

Citigroup Mortgage Loan Trust, Inc. Series 2005-11, Class A2A

7.23% (1 yr. CMT + 2.400%) (4)	10/25/35	127,025	131,766

Citigroup Mortgage Loan Trust, Inc. Series 2005-8, Class 1A1A

5.66% (6)	10/25/35	300,689	240,737

CitiMortgage Alternative Loan Trust Series 2006-A3, Class 1A7

6.00%	07/25/36	466,135	409,356

CitiMortgage Alternative Loan Trust Series 2006-A5, Class 1A8

6.00%	10/25/36	428,162	370,839

Conseco Finance Securitizations Corp. Series 1999-6, Class A1

7.36% (1),(6)	06/01/30	1,178,493	326,172

Countrywide Alternative Loan Trust Series 2005-46CB, Class A20 (TAC)

5.50%	10/25/35	462,298	319,398

Countrywide Alternative Loan Trust Series 2006-8T1, Class 1A2 (I/O) (I/F)

1.07% (-1 mo. USD Term SOFR + 5.386%) (4)	04/25/36	4,660,685	524,730

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

Countrywide Asset-Backed Certificates Trust Series 2007-13, Class 2A1

5.33% (1 mo. USD Term SOFR + 1.014%) (4)	10/25/47	$348,545	$323,882

Credit Suisse First Boston Mortgage Securities Corp. Series 2005-12, Class 1A1

6.50%	01/25/36	948,046	209,362

Credit-Based Asset Servicing & Securitization LLC Series 2003-CB3, Class AF1

3.38%	12/25/32	185,739	180,388

Credit-Based Asset Servicing & Securitization LLC Series 2006-CB2, Class AF2

2.99%	12/25/36	1,647,424	1,331,148

Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AR6, Class A6

4.81% (1 mo. USD Term SOFR + 0.494%) (4)	02/25/37	244,281	211,563

Deutsche Alt-B Securities, Inc. Mortgage Loan Trust Series 2006-AB2, Class A2

4.68% (6)	06/25/36	727,920	671,792

DSLA Mortgage Loan Trust Series 2006-AR2, Class 2A1A

4.63% (1 mo. USD Term SOFR + 0.314%) (4)	10/19/36	306,607	203,801

EFMT Series 2025-CES1, Class B1

7.07% (1),(6)	01/25/60	670,000	680,099

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R06, Class 2B1

8.17% (30 day USD SOFR Average + 3.864%) (1),(4)	09/25/39	568,168	582,304

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2019-R07, Class 1B1

7.82% (30 day USD SOFR Average + 3.514%) (1),(4)	10/25/39	841,278	860,153

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R01, Class 1B2

10.31% (30 day USD SOFR Average + 6.000%) (1),(4)	10/25/41	475,000	496,317

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2021-R03, Class 1B2

9.81% (30 day USD SOFR Average + 5.500%) (1),(4)	12/25/41	650,000	677,903

Federal National Mortgage Association Connecticut Avenue Securities Trust Series 2022-R01, Class 1B2

10.31% (30 day USD SOFR Average + 6.000%) (1),(4)	12/25/41	800,000	840,494

First Franklin Mortgage Loan Trust Series 2006-FF13, Class A2C

4.75% (1 mo. USD Term SOFR + 0.434%) (4)	10/25/36	538,517	352,340

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

First Horizon Alternative Mortgage Securities Trust Series 2005-AA10, Class 2A1

5.37% (6)	12/25/35	$119,509	$90,863

Fremont Home Loan Trust Series 2005-A, Class M4

5.45% (1 mo. USD Term SOFR + 1.134%) (4)	01/25/35	1,432,275	1,304,562

GCAT Trust Series 2021-NQM6, Class A1

1.86% (1),(6)	08/25/66	927,773	841,617

GreenPoint Manufactured Housing Series 2000-1, Class A4

8.14% (6)	03/20/30	343,808	198,904

GSAA Home Equity Trust Series 2006-13, Class AF6

6.54%	07/25/36	1,067,189	299,806

GSAMP Trust Series 2007-NC1, Class A2C

4.73% (1 mo. USD Term SOFR + 0.414%) (4)	12/25/46	2,099,862	1,037,826

GSC Capital Corp. Mortgage Trust Series 2006-2, Class A1

4.79% (1 mo. USD Term SOFR + 0.474%) (4)	05/25/36	136,943	131,297

GSR Mortgage Loan Trust Series 2005-AR3, Class 6A1

4.30% (6)	05/25/35	113,039	84,388

HSI Asset Loan Obligation Trust Series 2007-2, Class 2A12

6.00%	09/25/37	265,338	195,462

IndyMac INDX Mortgage Loan Trust Series 2004-AR6, Class 5A1

5.30% (6)	10/25/34	202,539	194,366

IndyMac INDX Mortgage Loan Trust Series 2005-AR19, Class A1

3.68% (6)	10/25/35	354,490	287,100

IndyMac INDX Mortgage Loan Trust Series 2006-AR13, Class A4X (I/O)

0.00% (6)	07/25/36	155,378	—

IndyMac INDX Mortgage Loan Trust Series 2006-AR9, Class 1A1

4.26% (6)	06/25/36	415,062	224,017

IndyMac INDX Mortgage Loan Trust Series 2007-AR5, Class 2A1

3.34% (6)	05/25/37	529,200	424,916

IndyMac INDX Mortgage Loan Trust Series 2007-FLX2, Class A1C

4.81% (1 mo. USD Term SOFR + 0.494%) (4)	04/25/37	1,125,796	995,072

JPMorgan Alternative Loan Trust Series 2006-A2, Class 5A1

4.45% (6)	05/25/36	322,103	183,018

JPMorgan Mortgage Acquisition Trust Series 2006-WF1, Class A5

6.91%	07/25/36	1,789,397	478,340

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

JPMorgan Mortgage Trust Series 2004-A6, Class 5A1

5.44% (6)	12/25/34	$142,731	$142,624

JPMorgan Mortgage Trust Series 2007-S2, Class 1A1

5.00%	06/25/37	146,910	45,312

JPMorgan Resecuritization Trust Series 2015-4, Class 2A2

3.18% (1),(6)	06/26/47	2,836,299	1,074,898

Lehman Mortgage Trust Series 2006-7, Class 2A5 (I/O) (I/F)

2.12% (-1 mo. USD Term SOFR + 6.436%) (4)	11/25/36	2,866,195	325,988

Lehman XS Trust Series 2006-10N, Class 1A3A

4.85% (1 mo. USD Term SOFR + 0.534%) (4)	07/25/46	325,438	312,664

Lehman XS Trust Series 2006-12N, Class A31A

4.83% (1 mo. USD Term SOFR + 0.514%) (4)	08/25/46	394,034	400,905

Long Beach Mortgage Loan Trust Series 2004-4, Class M1

5.33% (1 mo. USD Term SOFR + 1.014%) (4)	10/25/34	252,115	244,137

MASTR Alternative Loan Trust Series 2006-2, Class 2A2 (I/O) (I/F)

2.67% (-1 mo. USD Term SOFR + 6.986%) (4)	03/25/36	5,879,176	344,208

MASTR Alternative Loan Trust Series 2007-HF1, Class 4A1

7.00%	10/25/47	1,046,089	409,529

MASTR Asset-Backed Securities Trust Series 2007-HE1, Class A4

4.99% (1 mo. USD Term SOFR + 0.674%) (4)	05/25/37	2,000,000	1,695,433

Merrill Lynch Alternative Note Asset Trust Series 2007-OAR2, Class A2

4.85% (1 mo. USD Term SOFR + 0.534%) (4)	04/25/37	474,806	373,371

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2B

4.69% (1 mo. USD Term SOFR + 0.374%) (4)	06/25/37	246,447	245,797

Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-3, Class A2C

4.79% (1 mo. USD Term SOFR + 0.474%) (4)	06/25/37	354,132	354,246

Merrill Lynch Mortgage Investors Trust Series 2006-RM2, Class A1A

4.80% (1 mo. USD Term SOFR + 0.484%) (4)	05/25/37	3,723,264	1,048,582

Merrill Lynch Mortgage-Backed Securities Trust Series 2007-2, Class 1A1

6.53% (1 yr. CMT + 2.400%) (4)	08/25/36	79,227	67,813

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

New Residential Mortgage Loan Trust Series 2022-NQM2, Class A2

3.70% (1),(6)	03/27/62	$930,000	$744,032

Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2006-AR1, Class 1A

4.24% (6)	02/25/36	101,332	66,912

Oakwood Mortgage Investors, Inc. Series 1999-E, Class A1

7.61% (6)	03/15/30	451,967	198,423

Oakwood Mortgage Investors, Inc. Series 2000-A, Class A4

8.15% (6)	09/15/29	1,717,630	232,996

Oakwood Mortgage Investors, Inc. Series 2000-D, Class A4

7.40% (6)	07/15/30	681,680	96,324

Oakwood Mortgage Investors, Inc. Series 2001-C, Class A3

6.61% (6)	06/15/31	1,671,028	115,671

Oakwood Mortgage Investors, Inc. Series 2001-D, Class A3

5.90% (6),(8) ,(12)	09/15/22	477,536	181,623

PMT Loan Trust Series 2024-INV1, Class A29

6.00% (1),(6)	10/25/59	707,420	709,554

PRET LLC Series 2022-RN2, Class A2

6.50% (1)	06/25/52	1,255,000	1,256,363

PRET LLC Series 2025-NPL6, Class A1

5.74% (1),(10)	06/25/55	700,000	701,798

PRPM LLC Series 2021-4, Class A1

5.87% (1)	04/25/26	907,595	909,133

PRPM LLC Series 2024-RPL1, Class M1

4.10% (1),(6)	12/25/64	650,000	617,806

PRPM LLC Series 2024-RPL2, Class M1

3.50% (1)	05/25/54	900,000	821,737

RALI Trust Series 2005-QA8, Class CB21

5.27% (6)	07/25/35	270,688	139,657

RALI Trust Series 2006-QS1, Class A3 (PAC)

5.75%	01/25/36	180,886	142,478

RALI Trust Series 2006-QS13, Class 1A2 (I/O) (I/F)

2.73% (-1 mo. USD Term SOFR + 7.046%) (4)	09/25/36	1,695,760	226,734

RALI Trust Series 2006-QS6, Class 1AV (I/O)

0.77% (6)	06/25/36	2,247,826	58,896

RALI Trust Series 2006-QS7, Class A2

6.00%	06/25/36	232,887	184,604

RALI Trust Series 2006-QS8, Class A3

6.00%	08/25/36	416,608	348,424

RALI Trust Series 2007-QS2, Class AV (I/O)

0.29% (6)	01/25/37	4,969,784	49,670

Issues	Maturity Date	Principal Amount	Value

Residential Mortgage-backed Securities — Non-agency (Continued)

RALI Trust Series 2007-QS3, Class AV (I/O)

0.36% (6)	02/25/37	$6,134,511	$89,520

RALI Trust Series 2007-QS6, Class A62 (TAC)

5.50%	04/25/37	135,250	109,858

RCKT Mortgage Trust Class B1, Series 2024-CES8

7.40% (1)	11/25/44	700,000	707,401

RCKT Mortgage Trust Series 2024-CES6, Class A3

5.99% (1)	09/25/44	800,000	806,184

Residential Asset Securitization Trust Series 2005-A15, Class 4A1

6.00%	02/25/36	931,914	260,998

Residential Asset Securitization Trust Series 2007-A5, Class AX (I/O)

6.00%	05/25/37	1,083,953	175,239

RFMSI Trust Series 2006-S9, Class AV (I/O)

0.33% (6)	09/25/36	13,991,521	149,127

Saxon Asset Securities Trust Series 2007-3, Class 2A4

4.92% (1 mo. USD Term SOFR + 0.604%) (4)	09/25/47	1,326,000	1,123,073

Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2

2.84%	01/25/36	876,407	750,019

Securitized Asset-Backed Receivables LLC Trust Series 2007-NC2, Class A2C

4.87% (1 mo. USD Term SOFR + 0.554%) (4)	01/25/37	1,494,000	987,990

Shamrock Residential DAC Series 2024-1A, Class C

4.29% (1 mo. EUR EURIBOR + 2.200%) (1),(4)	12/24/78	EUR 575,000	671,361

Structured Adjustable Rate Mortgage Loan Trust Series 2005-20, Class 1A1

6.08% (6)	10/25/35	78,400	72,782

Structured Asset Mortgage Investments II Trust Series 2006-AR4, Class 5A1

4.79% (1 mo. USD Term SOFR + 0.474%) (4)	06/25/36	472,372	382,520

VCAT LLC Series 2025-NPL1, Class A1

5.88% (1)	01/25/55	592,901	594,494

Verus Securitization Trust Class B1, Series 2023-5

8.02% (1),(6)	06/25/68	760,000	764,423

Verus Securitization Trust Series 2023-4, Class A1

5.81% (1)	05/25/68	705,087	706,185

Verus Securitization Trust Series 2023-7, Class B1

7.89% (1),(6)	10/25/68	650,000	654,906

Verus Securitization Trust Series 2025-3, Class B1

7.52% (1),(6)	05/25/70	734,000	745,462

VOLT CIII LLC Series 2021-CF1, Class A1

4.99% (1)	08/25/51	446,283	446,628

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Residential Mortgage-backed Securities — Non-agency (Continued)

VOLT XCIX LLC Series 2021-NPL8, Class A1

6.12% (1)	04/25/51		$122,984	$123,008

WaMu Asset-Backed Certificates WaMu Trust Series 2007-HE1, Class 2A3

4.73% (1 mo. USD Term SOFR + 0.414%) (4)	01/25/37		1,439,259	653,955

Wells Fargo Alternative Loan Trust Series 2007-PA2, Class 2A2 (I/O) (I/F)

1.64% (-1 mo. USD Term SOFR + 5.956%) (4)	06/25/37		1,095,376	114,250

Wells Fargo Mortgage-Backed Securities Trust Series 2007-AR3, Class A4

6.36% (6)	04/25/37		70,906	62,689

Total Residential Mortgage-backed Securities — Non-agency

(Cost: $68,147,842)				57,713,727

Total Mortgage-backed Securities

(Cost: $167,972,136)				153,914,034

CORPORATE BONDS — 24.7%

Aerospace & Defense — 1.2%

General Electric Co.

5.07% (3 mo. USD Term SOFR + 0.742%) (4)	08/15/36		2,400,000	2,252,136

TransDigm, Inc.

6.00% (1)	01/15/33		260,000	261,729

6.75% (1)	08/15/28		350,000	357,686

				2,871,551

Agriculture — 0.4%

Altria Group, Inc.

4.88%	02/04/28		195,000	197,724

Imperial Brands Finance PLC (United Kingdom)

4.50% (1),(10)	06/30/28		500,000	499,995

6.13% (1)	07/27/27		125,000	129,011

Philip Morris International, Inc.

2.75%	06/06/29		EUR 125,000	145,707

				972,437

Airlines — 0.2%

JetBlue Pass-Through Trust Series 2020-1, Class A

4.00%	05/15/34		564,427	526,887

Auto Manufacturers — 0.3%

Volkswagen Financial Services AG (Germany)

3.88% (5)	11/19/31	EUR	300,000	353,831

Volkswagen Group of America Finance LLC (Germany)

5.80% (1)	03/27/35		70,000	70,523

Issues	Maturity Date	Principal Amount		Value

Auto Manufacturers (Continued)

Volkswagen International Finance NV (Germany)

7.88% (9 yr. EUR Swap + 4.783%) (4),(5),(13)	09/06/32	$ EUR	200,000	$265,745

				690,099

Banks — 4.5%

Bank of America Corp.

1.66% (1 day USD SOFR + 0.910%) (4)	03/11/27		460,000	451,315

1.92% (1 day USD SOFR + 1.370%) (4)	10/24/31		790,000	689,330

2.30% (1 day USD SOFR + 1.220%) (4)	07/21/32		145,000	126,420

2.55% (1 day USD SOFR + 1.050%) (4)	02/04/28		120,000	116,668

2.65% (1 day USD SOFR + 1.220%) (4)	03/11/32		45,000	40,413

2.69% (1 day USD SOFR + 1.320%) (4)	04/22/32		275,000	247,076

3.42% (3 mo. USD Term SOFR + 1.302%) (4)	12/20/28		395,000	386,136

4.38% (5 yr. CMT + 2.760%) (4),(13)	01/27/27		140,000	137,715

Citibank NA

4.91%	05/29/30		140,000	142,723

Citigroup, Inc.

2.52% (1 day USD SOFR + 1.177%) (4)	11/03/32		515,000	450,764

5.33% (1 day USD SOFR + 1.465%) (4)	03/27/36		75,000	75,635

5.45% (1 day USD SOFR + 1.447%) (4)	06/11/35		35,000	35,797

Goldman Sachs Group, Inc.

1.09% (1 day USD SOFR + 0.789%) (4)	12/09/26		1,275,000	1,255,378

1.54% (1 day USD SOFR + 0.818%) (4)	09/10/27		1,350,000	1,303,776

2.65% (1 day USD SOFR + 1.264%) (4)	10/21/32		100,000	88,328

5.02% (1 day USD SOFR + 1.420%) (4)	10/23/35		5,000	4,943

5.54% (1 day USD SOFR + 1.380%) (4)	01/28/36		50,000	51,308

HSBC Holdings PLC (United Kingdom)

2.36% (1 day USD SOFR + 1.947%) (4)	08/18/31		130,000	115,554

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

Issues	Maturity Date	Principal Amount	Value

Banks (Continued)

JPMorgan Chase & Co.

1.04% (3 mo. USD Term SOFR + 0.695%) (4)	02/04/27	$1,245,000	$1,219,664

1.05% (1 day USD SOFR + 0.800%) (4)	11/19/26	75,000	73,989

1.58% (1 day USD SOFR + 0.885%) (4)	04/22/27	425,000	415,238

2.07% (1 day USD SOFR + 1.015%) (4)	06/01/29	660,000	619,483

2.55% (1 day USD SOFR + 1.180%) (4)	11/08/32	85,000	74,888

4.95% (1 day USD SOFR + 1.340%) (4)	10/22/35	130,000	128,756

5.77% (1 day USD SOFR + 1.490%) (4)	04/22/35	145,000	152,459

Morgan Stanley

1.79% (1 day USD SOFR + 1.034%) (4)	02/13/32	40,000	34,239

2.24% (1 day USD SOFR + 1.178%) (4)	07/21/32	410,000	355,253

2.51% (1 day USD SOFR + 1.200%) (4)	10/20/32	180,000	157,738

2.94% (1 day USD SOFR + 1.290%) (4)	01/21/33	220,000	196,478

5.59% (1 day USD SOFR + 1.418%) (4)	01/18/36	105,000	108,054

PNC Financial Services Group, Inc.

3.40% (5 yr. CMT + 2.595%) (4),(13)	09/15/26	130,000	125,879

6.88% (1 day USD SOFR + 2.284%) (4)	10/20/34	75,000	83,917

Santander U.K. Group Holdings PLC (United Kingdom)

1.67% (1 day USD SOFR + 0.989%) (4)	06/14/27	55,000	53,426

U.S. Bancorp

4.84% (1 day USD SOFR + 1.600%) (4)	02/01/34	25,000	24,716

5.68% (1 day USD SOFR + 1.860%) (4)	01/23/35	80,000	83,143

5.85% (1 day USD SOFR + 2.090%) (4)	10/21/33	5,000	5,265

Wells Fargo & Co.

2.39% (1 day USD SOFR + 2.100%) (4)	06/02/28	955,000	920,782

2.57% (3 mo. USD Term SOFR + 1.262%) (4)	02/11/31	200,000	183,246

3.35% (1 day USD SOFR + 1.500%) (4)	03/02/33	400,000	365,628

5.21% (1 day USD SOFR + 1.380%) (4)	12/03/35	80,000	80,366

			11,181,886

Issues	Maturity Date	Principal Amount		Value

Beverages — 0.2%

Becle SAB de CV (Mexico)

2.50% (1)	10/14/31		$395,000	$327,407

Primo Water Holdings, Inc./Triton Water Holdings, Inc.

6.25% (1)	04/01/29		125,000	126,009

				453,416

Biotechnology — 0.0%

Amgen, Inc.

5.65%	03/02/53		60,000	58,657

Chemicals — 0.3%

International Flavors & Fragrances, Inc.

2.30% (1)	11/01/30		725,000	641,451

3.27% (1)	11/15/40		15,000	11,020

				652,471

Commercial Services — 0.9%

Adtalem Global Education, Inc.

5.50% (1)	03/01/28		294,000	291,954

Albion Financing 1 SARL/Aggreko Holdings, Inc. (Luxemburg)

7.00% (1)	05/21/30		240,000	245,741

Allied Universal Holdco LLC

7.88% (1)	02/15/31		125,000	130,771

Grand Canyon University

5.13%	10/01/28		250,000	242,580

OT Midco Ltd.

10.00% (1)	02/15/30		300,000	232,338

RAC Bond Co. PLC (United Kingdom)

8.25% (5)	05/06/46	GBP	100,000	148,769

Raven Acquisition Holdings LLC

6.88% (1)	11/15/31		175,000	175,026

Rollins, Inc.

5.25%	02/24/35		370,000	371,610

Upbound Group, Inc.

6.38% (1)	02/15/29		270,000	267,594

VT Topco, Inc.

8.50% (1)	08/15/30		120,000	127,558

				2,233,941

Computers — 0.3%

Dell International LLC/EMC Corp.

4.75%	04/01/28		370,000	374,510

5.00%	04/01/30		245,000	249,070

NCR Voyix Corp.

5.13% (1)	04/15/29		128,000	126,383

				749,963

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Cosmetics/Personal Care — 0.3%

Edgewell Personal Care Co.

5.50% (1)	06/01/28		$133,000	$132,468

Opal Bidco SAS (France)

6.50% (1)	03/31/32		60,000	61,214

Prestige Brands, Inc.

3.75% (1)	04/01/31		595,000	548,578

				742,260

Diversified Financial Services — 0.7%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Ireland)

3.88%	01/23/28		130,000	128,102

Air Lease Corp.

3.63%	12/01/27		120,000	118,224

American Express Co.

3.55% (5 yr. CMT + 2.854%) (4),(13)	09/15/26		145,000	141,867

Avolon Holdings Funding Ltd. (Ireland)

2.53% (1)	11/18/27		406,000	386,057

Charles Schwab Corp.

5.00% (5 yr. CMT + 3.256%) (4),(13)	06/01/27		135,000	134,910

EZCORP, Inc.

7.38% (1)	04/01/32		225,000	236,866

GGAM Finance Ltd. (Ireland)

8.00% (1)	06/15/28		117,000	123,895

8.00% (1)	02/15/27		115,000	118,743

Jane Street Group/JSG Finance, Inc.

6.75% (1)	05/01/33		315,000	325,203

7.13% (1)	04/30/31		96,000	101,107

				1,814,974

Electric — 0.5%

Alliant Energy Finance LLC

3.60% (1)	03/01/32		535,000	486,834

E.ON SE (Germany)

3.50% (5)	04/16/33	EUR	155,000	183,640

Elia Group SA (Belgium)

3.88% (5)	06/11/31	EUR	100,000	119,647

Eurogrid GmbH (Germany)

1.11% (5)	05/15/32	EUR	100,000	101,490

MVM Energetika Zrt (Hungary)

6.50% (5)	03/13/31		200,000	207,294

Pike Corp.

8.63% (1)	01/31/31		230,000	250,521

				1,349,426

Engineering & Construction — 0.2%

Artera Services LLC

8.50% (1)	02/15/31		170,000	141,576

Issues	Maturity Date	Principal Amount		Value

Engineering & Construction (Continued)

Heathrow Funding Ltd. (United Kingdom)

1.13% (5)	10/08/32	EUR	130,000	$136,890

3.88% (5)	01/16/38	EUR	120,000	139,004

				417,470

Entertainment — 0.9%

Banijay Entertainment SAS (France)

8.13% (1)	05/01/29		$200,000	207,680

Caesars Entertainment, Inc.

6.50% (1)	02/15/32		125,000	128,211

8.13% (1)	07/01/27		370,000	370,392

Everi Holdings, Inc.

5.00% (1)	07/15/29		275,000	278,047

FDJ UNITED (France)

3.38% (5)	11/21/33	EUR	100,000	115,936

Great Canadian Gaming Corp./Raptor LLC (Canada)

8.75% (1)	11/15/29		95,000	93,253

Penn Entertainment, Inc.

5.63% (1)	01/15/27		165,000	164,574

Voyager Parent LLC

9.25% (1)	07/01/32		245,000	255,599

WarnerMedia Holdings, Inc.

4.28% (10)	03/15/32		166,000	140,215

5.05%	03/15/42		480,000	322,930

5.14% (10)	03/15/52		96,000	59,291

				2,136,128

Environmental Control — 0.0%

Waste Pro USA, Inc.

7.00% (1)	02/01/33		74,000	77,046

Food — 0.9%

ELO SACA (France)

6.00% (5)	03/22/29	EUR	100,000	109,459

JBS USA Holding Lux SARL/JBS USA Food Co./JBS Lux Co. SARL

3.75%	12/01/31		540,000	502,729

5.50%	01/15/30		8,000	8,220

Kraft Heinz Foods Co.

6.38%	07/15/28		210,000	220,708

Mondelez International Holdings Netherlands BV

0.88% (5)	10/01/31	EUR	100,000	102,828

Pilgrim’s Pride Corp.

6.25%	07/01/33		700,000	740,845

Post Holdings, Inc.

4.63% (1)	04/15/30		505,000	486,133

				2,170,922

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

Issues	Maturity Date	Principal Amount		Value

Gas — 0.7%

AmeriGas Partners LP/AmeriGas Finance Corp.

9.38% (1)	06/01/28		$271,000	$279,650

9.50% (1)	06/01/30		195,000	202,244

National Gas Transmission PLC (United Kingdom)

4.25% (5)	04/05/30	EUR	215,000	263,752

Southern Co. Gas Capital Corp.

3.88%	11/15/25		640,000	638,349

Venture Global Plaquemines LNG LLC

7.50% (1)	05/01/33		35,000	37,519

7.75% (1)	05/01/35		239,000	259,002

				1,680,516

Health Care-Products — 0.2%

American Medical Systems Europe BV

3.00%	03/08/31	EUR	260,000	304,798

Bausch & Lomb Corp.

8.38% (1)	10/01/28		70,000	73,171

Sotera Health Holdings LLC

7.38% (1)	06/01/31		120,000	124,745

Thermo Fisher Scientific, Inc.

1.88%	10/01/49	EUR	140,000	106,181

				608,895

Health Care-Services — 1.3%

Centene Corp.

3.00%	10/15/30		248,000	221,702

Elevance Health, Inc.

5.20%	02/15/35		110,000	111,206

Fortrea Holdings, Inc.

7.50% (1)	07/01/30		280,000	253,960

HAH Group Holding Co. LLC

9.75% (1)	10/01/31		125,000	123,993

HCA, Inc.

5.63%	09/01/28		100,000	102,976

7.05%	12/01/27		235,000	247,410

HealthEquity, Inc.

4.50% (1)	10/01/29		265,000	257,834

Humana, Inc.

5.55%	05/01/35		200,000	201,172

Kedrion SpA (Italy)

6.50% (1)	09/01/29		415,000	397,607

Lonza Finance International NV (Switzerland)

3.50% (5)	09/04/34	EUR	125,000	145,374

ModivCare, Inc.

5.00% (1) , (14)	10/01/29		537,600	147,840

Star Parent, Inc.

9.00% (1)	10/01/30		375,000	395,160

Tenet Healthcare Corp.

5.13%	11/01/27		490,000	489,422

				3,095,656

Issues	Maturity Date	Principal Amount	Value

Household Products/Wares — 0.2%

Central Garden & Pet Co.

4.13%	10/15/30	$24,000	$22,666

4.13% (1)	04/30/31	100,000	93,143

Spectrum Brands, Inc.

3.88% (1)	03/15/31	435,000	352,011

			467,820

Insurance — 0.5%

Acrisure LLC/Acrisure Finance, Inc.

7.50% (1)	11/06/30	275,000	284,427

Athene Global Funding

1.61% (1)	06/29/26	240,000	233,460

3.21% (1)	03/08/27	135,000	131,320

Farmers Exchange Capital

7.05% (1)	07/15/28	500,000	525,535

Farmers Insurance Exchange

4.75% (3 mo. USD LIBOR + 3.231%) (1),(4)	11/01/57	5,000	4,081

HUB International Ltd.

7.38% (1)	01/31/32	104,000	108,865

			1,287,688

Internet — 0.1%

Snap, Inc.

6.88% (1)	03/01/33	200,000	205,354

Investment Companies — 0.2%

Icahn Enterprises LP/Icahn Enterprises Finance Corp.

9.00%	06/15/30	309,000	288,856

9.75%	01/15/29	85,000	83,156

10.00% (1)	11/15/29	49,000	48,546

			420,558

Leisure Time — 0.1%

MajorDrive Holdings IV LLC

6.38% (1)	06/01/29	135,000	107,071

Sabre GLBL, Inc.

10.75% (1)	11/15/29	45,000	46,318

11.13% (1)	07/15/30	80,000	83,809

Total Leisure Time			237,198

Lodging — 0.4%

Hyatt Hotels Corp.

5.05%	03/30/28	310,000	313,410

Las Vegas Sands Corp.

5.63%	06/15/28	490,000	500,025

MGM Resorts International

6.50%	04/15/32	75,000	76,261

Total Lodging			889,696

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount	Value

Machinery-Diversified — 0.1%

Oregon Tool Lux LP

7.88% (1)	10/15/29	$228,735	$132,950

Media — 1.3%

AMC Networks, Inc.

10.25% (1)	01/15/29	120,000	124,540

Cable One, Inc.

4.00% (1)	11/15/30	305,000	240,584

CCO Holdings LLC/CCO Holdings Capital Corp.

4.25% (1)	02/01/31	5,000	4,670

5.00% (1)	02/01/28	242,000	239,972

Charter Communications Operating LLC/Charter Communications Operating Capital

2.30%	02/01/32	165,000	139,260

3.70%	04/01/51	198,000	132,175

5.75%	04/01/48	220,000	200,361

6.65%	02/01/34	170,000	182,101

CSC Holdings LLC

5.75% (1)	01/15/30	117,000	58,087

6.50% (1)	02/01/29	409,000	332,832

11.75% (1)	01/31/29	196,000	186,002

DISH Network Corp.

11.75% (1)	11/15/27	150,000	154,603

Sinclair Television Group, Inc.

8.13% (1)	02/15/33	195,000	197,683

Sirius XM Radio LLC

5.00% (1)	08/01/27	600,000	595,218

VZ Secured Financing BV (Netherlands)

5.00% (1)	01/15/32	615,000	546,999

			3,335,087

Mining — 0.0%

Novelis Corp.

3.25% (1)	11/15/26	100,000	98,464

Office/Business Equipment — 0.1%

Xerox Corp.

10.25% (1)	10/15/30	255,000	267,189

Oil & Gas — 0.2%

KazMunayGas National Co. JSC (Kazakhstan)

3.50% (5)	04/14/33	200,000	173,168

Petroleos Mexicanos

6.35%	02/12/48	34,000	23,712

Transocean Titan Financing Ltd.

8.38% (1)	02/01/28	152,905	156,599

Transocean, Inc.

8.75% (1)	02/15/30	80,000	82,564

			436,043

Issues	Maturity Date	Principal Amount		Value

Oil & Gas Services — 0.1%

Archrock Partners LP/Archrock Partners Finance Corp.

6.63% (1)	09/01/32		$250,000	$255,137

Packaging & Containers — 0.7%

Amcor Flexibles North America, Inc.

4.80% (1)	03/17/28		365,000	368,070

Amcor Group Finance PLC

5.45%	05/23/29		225,000	231,532

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.

4.13% (1)	08/15/26		85,000	79,887

5.25% (1)	08/15/27		280,000	125,227

5.25% (1)	08/15/27		55,000	24,305

Berry Global, Inc.

1.57%	01/15/26		323,000	317,309

1.65%	01/15/27		149,000	142,989

4.88% (1)	07/15/26		40,000	40,000

5.50%	04/15/28		95,000	97,532

5.65%	01/15/34		30,000	31,041

Clearwater Paper Corp.

4.75% (1)	08/15/28		125,000	119,000

Clydesdale Acquisition Holdings, Inc.

6.63% (1)	04/15/29		120,000	121,818

				1,698,710

Pharmaceuticals — 1.3%

1261229 BC Ltd.

10.00% (1)	04/15/32		230,000	232,288

Bayer U.S. Finance II LLC (Germany)

4.63% (1)	06/25/38		515,000	455,847

CVS Health Corp.

4.78%	03/25/38		50,000	45,905

5.05%	03/25/48		190,000	164,272

5.88%	06/01/53		136,000	130,147

6.75% (5 yr. CMT + 2.516%) (4)	12/10/54		375,000	377,077

Galderma Finance Europe BV (Netherlands)

3.50% (5)	03/20/30	EUR	210,000	248,828

Grifols SA (Spain)

4.75% (1)	10/15/28		259,000	248,684

7.50% (5)	05/01/30	EUR	203,000	249,725

Jazz Securities DAC

4.38% (1)	01/15/29		460,000	444,714

Option Care Health, Inc.

4.38% (1)	10/31/29		275,000	265,144

Teva Pharmaceutical Finance Netherlands III BV (Israel)

6.00%	12/01/32		309,000	315,795

Teva Pharmaceutical Finance Netherlands IV BV (Israel)

5.75%	12/01/30		58,000	58,912

				3,237,338

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

Issues	Maturity Date	Principal Amount		Value

Pipelines — 0.9%

Energy Transfer LP

6.63% (3 mo. USD LIBOR + 4.155%) (4),(13)	02/15/28		$634,000	$632,605

Global Partners LP/GLP Finance Corp.

6.88%	01/15/29		275,000	280,167

7.13% (1)	07/01/33		167,000	169,542

NGL Energy Operating LLC/NGL Energy Finance Corp.

8.38% (1)	02/15/32		210,000	210,489

TransMontaigne Partners LLC

8.50% (1)	06/15/30		120,000	125,106

Venture Global Calcasieu Pass LLC

3.88% (1)	08/15/29		93,000	87,820

Venture Global LNG, Inc.

7.00% (1)	01/15/30		111,000	112,387

8.13% (1)	06/01/28		45,000	46,522

9.00% (5 yr. CMT + 5.440%) (1),(4),(13)	09/30/29		283,000	276,021

9.88% (1)	02/01/32		189,000	204,224

Venture Global Plaquemines LNG LLC

6.75%	01/15/36		70,000	70,000

				2,214,883

Real Estate — 0.1%

Blackstone Property Partners Europe Holdings SARL (Luxembourg)

1.00% (5)	05/04/28	EUR	150,000	166,090

Vonovia SE (Germany)

1.50% (5)	06/14/41	EUR	200,000	157,763

Zhenro Properties Group Ltd. (China)

6.63% (5),(8)	01/07/26		200,000	1,040

				324,893

REIT — 1.7%

American Assets Trust LP

3.38%	02/01/31		275,000	246,623

American Homes 4 Rent LP

4.30%	04/15/52		155,000	120,796

American Tower Corp. (REIT)

2.90%	01/15/30		495,000	461,360

Americold Realty Operating Partnership LP

5.60%	05/15/32		370,000	371,924

Digital Dutch Finco BV (REIT)

3.88% (5)	03/15/35	EUR	135,000	155,964

Equinix Europe 2 Financing Corp. LLC (REIT)

3.63%	11/22/34	EUR	155,000	177,014

Extra Space Storage LP

2.40%	10/15/31		56,000	48,691

Issues	Maturity Date	Principal Amount		Value

REIT (Continued)

GLP Capital LP/GLP Financing II, Inc.

5.30%	01/15/29		$55,000	$55,637

5.75%	06/01/28		345,000	353,880

Healthcare Realty Holdings LP

3.10%	02/15/30		130,000	120,878

Host Hotels & Resorts LP (REIT)

5.70%	06/15/32		365,000	370,574

Hudson Pacific Properties LP

3.95%	11/01/27		313,000	300,305

5.95%	02/15/28		5,000	4,882

Invitation Homes Operating Partnership LP

2.00%	08/15/31		95,000	80,766

Iron Mountain Information Management Services, Inc.

5.00% (1)	07/15/32		420,000	403,326

Lineage OP LP

5.25% (1)	07/15/30		230,000	231,543

LXP Industrial Trust

2.70%	09/15/30		275,000	246,224

Prologis Euro Finance LLC (REIT)

4.00%	05/05/34	EUR	145,000	174,171

RHP Hotel Properties LP/RHP Finance Corp. (REIT)

6.50% (1)	04/01/32		125,000	128,643

VICI Properties LP/VICI Note Co., Inc.

3.88% (1)	02/15/29	EUR	50,000	48,463

4.13% (1)	08/15/30		7,000	6,716

4.50% (1)	01/15/28		33,000	32,875

				4,141,255

Retail — 0.6%

BCPE Flavor Debt Merger Sub LLC & BCPE Flavor Issuer, Inc.

9.50% (1),(10)	07/01/32		125,000	128,009

Ferrellgas LP/Ferrellgas Finance Corp.

5.38% (1)	04/01/26		140,000	138,984

5.88% (1)	04/01/29		345,000	319,739

Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc.

6.75% (1)	01/15/30		40,000	36,986

FirstCash, Inc.

5.63% (1)	01/01/30		280,000	279,801

Michaels Cos., Inc.

5.25% (1)	05/01/28		281,000	226,556

7.88% (1)	05/01/29		60,000	39,653

Papa John’s International, Inc.

3.88% (1)	09/15/29		135,000	131,242

Staples, Inc.

10.75% (1)	09/01/29		55,000	52,294

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Issues	Maturity Date	Principal Amount		Value

Retail (Continued)

Suburban Propane Partners LP/Suburban Energy Finance Corp.

5.00% (1)	06/01/31		$80,000	$75,766

				1,429,030

Semiconductors — 0.1%

Foundry JV Holdco LLC

5.50% (1)	01/25/31		70,000	71,804

Intel Corp.

2.00%	08/12/31		205,000	176,191

5.70%	02/10/53		55,000	51,186

				299,181

Software — 0.9%

Cloud Software Group, Inc.

9.00% (1)	09/30/29		95,000	98,573

Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL

8.75% (1)	05/01/29		197,000	202,745

Open Text Corp. (Canada)

6.90% (1)	12/01/27		580,000	601,414

Oracle Corp.

4.80%	08/03/28		365,000	371,066

Paychex, Inc.

5.35%	04/15/32		700,000	718,907

RingCentral, Inc.

8.50% (1)	08/15/30		115,000	123,082

				2,115,787

Telecommunications — 0.9%

Altice Financing SA (Luxembourg)

5.75% (1)	08/15/29		125,000	91,684

9.63% (1)	07/15/27		230,000	198,242

Consolidated Communications, Inc.

5.00% (1)	10/01/28		110,000	111,333

6.50% (1)	10/01/28		131,000	133,469

EchoStar Corp.

10.75%	11/30/29		80,000	82,319

Frontier Communications Holdings LLC

8.63% (1)	03/15/31		465,000	494,449

Global Switch Finance BV (United Kingdom)

1.38% (5)	10/07/30	EUR	315,000	346,678

Vmed O2 U.K. Financing I PLC (United Kingdom)

4.75% (1)	07/15/31		271,000	250,862

7.75% (1)	04/15/32		130,000	135,292

Windstream Services LLC/Windstream Escrow Finance Corp.

8.25% (1)	10/01/31		235,000	246,346

Issues	Maturity Date	Principal Amount		Value

Telecommunications (Continued)

Zayo Group Holdings, Inc.

4.00% (1)	03/01/27		$275,000	$258,151

				2,348,825

Water — 0.2%

Severn Trent Utilities Finance PLC (United Kingdom)

3.88% (5)	08/04/35	EUR	150,000	177,296

Suez SACA (France)

2.88% (5)	05/24/34	EUR	100,000	109,808

United Utilities Water Finance PLC (United Kingdom)

3.75% (5)	05/23/34	EUR	115,000	135,044

Total Water				422,148

Total Corporate Bonds

(Cost: $60,329,289)				60,749,835

MUNICIPAL BONDS — 0.4%

New York State Dormitory Authority, Revenue bonds

5.29%	03/15/33		903,339	914,906

Total Municipal Bonds

(Cost: $995,338)				914,906

FOREIGN GOVERNMENT BONDS — 0.5%

Brazil Government International Bonds

6.13%	03/15/34		200,000	199,006

Colombia Government International Bonds

7.75%	11/07/36		200,000	195,990

8.00%	04/20/33		200,000	207,452

Guatemala Government Bonds

3.70% (5)	10/07/33		200,000	169,646

Israel Government International Bonds

5.38%	02/19/30		200,000	204,482

Panama Government International Bonds

6.40%	02/14/35		200,000	194,986

Romania Government International Bonds

5.75% (5)	03/24/35		200,000	185,210

Total Foreign Government Bonds

(Cost: $1,342,536)				1,356,772

U.S. TREASURY SECURITIES — 1.7%

U.S. Treasury Bonds

4.75%	05/15/55		414,000	411,768

U.S. Treasury Notes

3.75%	06/30/27		406,000	406,270

3.88%	06/30/30		3,381,000	3,394,339

4.25%	05/15/35		48,000	48,086

Total U.S. Treasury Securities

(Cost: $4,245,363)				4,260,463

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

Issues	Maturity Date	Principal Amount		Value

BANK LOANS — 0.1%

Modivcare, Inc. 2025 Incremental Term Loan

11.71% (3 mo. USD Term SOFR + 7.500%) (4)	01/09/26		$173,389	$134,897

Oregon Tool, Inc. 2025 2nd Lien Term Loan

8.59% (3 mo. USD Term SOFR + 4.000%) (4)	10/15/29		240,036	195,828

Total Bank Loans

(Cost: $483,811)				330,725

Total Fixed Income Securities

(Cost: $267,780,335)				249,124,250

CONVERTIBLE SECURITIES — 0.2%

CONVERTIBLE CORPORATE BONDS — 0.2%

Beverages — 0.1%

Davide Campari-Milano NV (Italy)

2.38% (5)	01/17/29	EUR	100,000	112,796

Commercial Services — 0.1%

Worldline SA (France)

0.00% (5),(9)	07/30/25	EUR	53,748	74,033

Worldline SA (France)

0.00% (5),(9)	07/30/26	EUR	234,264	255,340

Total Commercial Services

(Cost: $298,797)				329,373

Total Convertible Corporate Bonds

(Cost: $397,515)				442,169

Total Convertible Securities

(Cost: $397,515)				442,169

		Shares

COMMON STOCK — 3.7%

Agriculture — 0.6%

Altria Group, Inc.			12,670	742,842

British American Tobacco PLC (SP ADR) (United Kingdom)			15,706	743,365

				1,486,207

Pipelines — 1.0%

Energy Transfer LP			103,400	1,874,642

Enterprise Products Partners LP			21,772	675,150

				2,549,792

Security	Shares	Value

REIT — 1.3%

AGNC Investment Corp.	$144,641	$1,329,251

Annaly Capital Management, Inc.	41,441	779,920

Redwood Trust, Inc.	61,963	366,201

Rithm Capital Corp.	55,339	624,777

		3,100,149

Telecommunications — 0.8%

AT&T, Inc.	29,505	853,875

Intelsat SA (15)	9,093	281,883

Reorganized ISA SA (15)	9,093	95,099

Verizon Communications, Inc.	15,224	658,742

		1,889,599

Total Common Stock

(Cost: $8,895,745)		9,025,747

Investment Companies — 2.6%

TCW Private Asset Income Fund — I Class (16)	636,358	6,376,311

Total Investment Companies

(Cost: $6,362,283)		6,376,311

MONEY MARKET INVESTMENTS — 7.9%

State Street Institutional U.S. Government Money Market Fund — Premier Class, 4.27% (17)	1,220,604	1,220,604

TCW Central Cash Fund,4.33% (17),(16)	18,109,354	18,109,354

Total Money Market Investments

(Cost: $19,329,958)		19,329,958

Total Investments (115.6%)

(Cost: $302,765,836)		284,298,435

Net Unrealized Appreciation/depreciation On Unfunded Commitments (0.0%)		—

Liabilities In Excess Of Other Assets (-15.6%)		(38,392,655)

Net Assets (100.0%)		$245,905,780

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
Long Futures
3	Euro Schatz Futures	09/8/25	$378,254	$377,686	$(568)
209	5-Year U.S. Treasury Note Futures	09/30/25	22,462,874	22,781,000	318,126

			$22,841,128	$23,158,686	$317,558

Short Futures
245	10-Year U.S. Treasury Note Futures	09/19/25	$(27,200,127)	$(27,995,078)	$(794,951)
40	2-Year U.S. Treasury Note Futures	09/30/25	(8,287,486)	(8,320,937)	(33,451)
2	30-Year Euro-Buxl Futures	09/8/25	(282,050)	(278,766)	3,284
10	Euro-Bobl Future	09/8/25	(1,385,774)	(1,381,386)	4,388
16	Euro-Bund Futures	09/8/25	(2,458,676)	(2,444,424)	14,252
71	U.S. Ultra Long Bond Futures	09/19/25	(8,173,731)	(8,457,875)	(284,144)

			$(47,787,844)	$(48,878,466)	$(1,090,622)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for USD	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (18)
Goldman Sachs & Co.	EUR	1,714,748	07/11/25	$1,952,433	$2,014,048	$61,615
Bank of New York	EUR	244,468	07/11/25	283,061	287,139	4,078

				$2,235,494	$2,301,187	$65,693

SELL (19)
Citibank N.A.	EUR	7,874,000	07/11/25	$8,566,962	$9,248,372	$(681,410)
Goldman Sachs & Co.	EUR	1,545,339	07/11/25	1,750,607	1,815,073	(64,466)
Citibank N.A.	GBP	1,080,000	07/11/25	1,397,723	1,480,036	(82,313)

				$11,715,292	$12,543,481	$(828,189)

Notes to the Schedule of Investments:
ACES	Alternative Credit Enhancement Securities.
CLO	Collateralized Loan Obligation.
EUR	Euro Currency.
GBP	British Pound Sterling.
I/F	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O	Interest Only Security.
LIBOR	London Interbank Offered Rate.
PAC	Planned Amortization Class.
REMIC	Real Estate Mortgage Investment Conduits.
SOFR	Secured Overnight Financing Rate.
STRIPS	Separate Trading of Registered Interest and Principal Securities.
TAC	Target Amortization Class.
TBA	To Be Announced.
(1)
Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At June 30, 2025, the value of these securities amounted to $105,778,023 or 43.0% of net assets. These securities are determined to be liquid by the Fund’s investment advisor, unless otherwise noted, under procedures established by and under the general supervision of the Fund’s Board of Directors.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

June 30, 2025

(2)	Restricted security (Note 7).
(3)
This security is a residual or equity position that does not have a stated interest rate. This residual or equity position is entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses.

(4)	Floating or variable rate security. The interest shown reflects the rate in effect at June 30, 2025.
(5)
Investments issued under Regulation S of the Securities Act of 1933, as amended, may not be offered, sold, or delivered within the United States except under special exemptions. At June 30, 2025, the value of these securities amounted to $8,423,154 or 3.4% of net assets.

(6)
Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(7)	For fair value measurement disclosure purposes, security is categorized as Level 3. Security is valued using significant unobservable inputs.
(8)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(9)	Security is not accruing interest.
(10)	This security is purchased on a when-issued, delayed-delivery or forward commitment basis.
(11)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(12)	The maturity date of the security has been extended past the date disclosed. The new maturity date is not known as of June 30, 2025.
(13)	Perpetual maturity.
(14)	Payment-in-kind (“PIK”) security. Income may be paid in additional securities or cash at the discretion of the issuer - 5.00% cash or 10.00% PIK interest.
(15)	Non-income producing security.
(16)	Affiliated issuer.
(17)	Rate disclosed is the 7-day net yield as of June 30, 2025.
(18)	Fund buys foreign currency, sells USD.
(19)	Fund sells foreign currency, buys USD.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Schedule of Investments (Unaudited) (Continued)

The summary of the TCW Strategic Income Fund transactions in the affiliated funds for the period ended June 30, 2025 is as follows:

is as follows:	Value at December 31, 2024	Purchases at Cost	Proceeds from Sales	Number of Shares Held June 30, 2025	Value at June 30, 2025	Dividends and Interest Income Received	Distributions Received from Net Realized Gain	Net Realized Gain (Loss) on Investments	Net change in Unrealized Gain (Loss) on Investments
TCW Central Cash Fund	$18,464,022	$68,245,332	$68,600,000	18,109,354	$18,109,354	$229,079	$—	$—	$—
TCW Private Asset Income Fund—I Class	—	6,362,283	—	636,358	6,376,311	88,480	—	—	14,028

Total					$24,485,665	$317,559	$—	$—	$14,028

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Investments by Sector (Unaudited)	June 30, 2025

Sector	Percentage of Net Assets
Corporate Bonds	24.7%
Residential Mortgage-Backed Securities — Agency	24.4
Residential Mortgage-Backed Securities — Non-Agency	23.5
Commercial Mortgage-Backed Securities — Non-Agency	14.4
Asset-Backed Securities	11.2
Money Market Investments	7.8
Common Stock	3.7
Investment Companies	2.6
U.S. Treasury Securities	1.7
Foreign Government Bonds	0.6
Municipal Bonds	0.4
Commercial Mortgage-Backed Securities — Agency	0.3
Convertible Corporate Bonds	0.2
Bank Loans	0.1
Other*	(15.6)

Total	100.0%

*	Includes cash, futures, foreign currency exchange contracts, swap agreements, pending trades, interest receivable, and accrued expenses payable.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Fair Valuation Summary (Unaudited)	June 30, 2025

The following is a summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$24,818,993	$2,778,522	$27,597,515
Mortgage-Backed Securities
Residential Mortgage-Backed Securities — Agency	—	60,128,295	—	60,128,295
Residential Mortgage-Backed Securities — Non-Agency	—	57,713,727	—	57,713,727
Commercial Mortgage-Backed Securities — Non-Agency	—	35,368,815	1	35,368,816
Commercial Mortgage-Backed Securities — Agency	—	703,196	—	703,196

Total Mortgage-Backed Securities	—	153,914,033	1	153,914,034

Corporate Bonds*	—	60,749,835	—	60,749,835
Municipal Bonds	—	914,906	—	914,906
Foreign Government Bonds	—	1,356,772	—	1,356,772
U.S. Treasury Securities	4,260,463	—	—	4,260,463
Bank Loans	—	330,725	—	330,725

Total Fixed Income Securities	4,260,463	242,085,264	2,778,523	249,124,250

Convertible Corporate Bonds*	—	442,169	—	442,169
Money Market Investments	19,329,958	—	—	19,329,958
Common Stock*	8,743,864	281,883	—	9,025,747
Investment Companies	6,376,311	—	—	6,376,311

Total Investments	$38,710,596	$242,809,316	$2,778,523	$284,298,435

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	65,693	—	65,693
Futures Contracts
Interest Rate Risk	340,050	—	—	340,050

Total	$39,050,646	$242,875,009	$2,778,523	$284,704,178

Liability Derivatives
Futures Contracts
Interest Rate Risk	$(1,113,114)	$—	$—	$(1,113,114)
Forward Currency Contracts
Foreign Currency Risk	—	(828,189)	—	(828,189)

Total	$(1,113,114)	$(828,189)	$—	$(1,941,303)

*	See Schedule of Investments for corresponding industries.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Assets and Liabilities (Unaudited)	June 30, 2025

ASSETS:
Investments, at Value (Cost: $278,294,199)	$259,812,770
Investment in Affiliated Issuers, at Value (Cost: $24,471,637)	24,485,665
Foreign currency, at value (Cost: $13,146)	13,171
Receivable for Securities Sold	3,808,568
Interest and Dividends Receivable	1,977,019
Cash Collateral Held for Broker	1,081,000
Unrealized Appreciation on Forward Currency Exchange Contracts	65,693
Foreign Tax Reclaims Receivable	836

Total Assets	291,244,722

LIABILITIES:
Payables for Securities Purchased	40,523,812
Distributions Payable	3,106,054
Unrealized depreciation on Forward Currency Exchange Contracts	828,189
Accrued Other Expenses	456,770
Payable for Variation Margin on Open Futures Contracts to Broker	189,587
Accrued Investment Advisory Fees	123,229
Interest Expense Payable	97,770
Due to Custodian	9,963
Accrued Directors’ Fees and Expenses	3,568

Total Liabilities	45,338,942

NET ASSETS	$245,905,780

NET ASSETS CONSIST OF:
Common Stock, par value $ 0.01 per share (75,000,000 shares authorized, 47,785,440 shares issued and outstanding)	$477,854
Paid-in Capital	269,520,224
Accumulated Earnings (Loss)	(24,092,298)

NET ASSETS	$245,905,780

NET ASSET VALUE PER SHARE	$5.15

MARKET PRICE PER SHARE	$4.88

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statement of Operations (Unaudited)	Six Months Ended June 30, 2025

INVESTMENT INCOME:
Income
Interest	$7,506,401
Dividends	411,745
Dividends from Investments in Affiliated Issuers	317,559

Total Investment Income	8,235,705

Expenses
Investment Advisory Fees	722,961
Audit and Tax Service Fees	102,925
Custodian Fees	42,972
Directors’ Fees and Expenses	38,240
Legal Fees	37,860
Transfer Agent Fees	27,844
Interest Expense	27,770
Listing Fees	24,288
Insurance Expense	24,042
Proxy Expense	19,004
Administration Fees	12,921
Accounting Fees	12,488
Printing and Distribution Costs	7,941
Miscellaneous Expense	1,258

Total Expenses	1,102,514

Net Investment Income	7,133,191

NET REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS, FUTURES CONTRACTS, SWAP AGREEMENTS AND FOREIGN CURRENCY:
Net Realized Gain (Loss) on:
Investments	(430,185)
Foreign Currency	(22,642)
Forward Currency Exchange Contracts	172,092
Futures Contracts	1,578,763
Swap Agreements	133,959
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	5,842,342
Investments in Affiliated Issuers	14,028
Foreign Currency	7,245
Forward Currency Exchange Contracts	(1,214,744)
Futures Contracts	(1,313,928)
Swap Agreements	(109,830)

Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation) on Investments, Futures Contracts, Swap Agreements and Foreign Currency	4,657,100

INCREASE IN NET ASSETS FROM OPERATIONS	$11,790,291

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended June 30, 2025 (Unaudited)	Year Ended December 31, 2024
OPERATIONS:
Net Investment Income	$7,133,191	$14,861,739
Net Realized Gain on Investments, Futures Contracts, Swap Agreements and Foreign Currency	1,431,987	857,895
Change in Unrealized Appreciation on Investments, Futures Contracts, Swap Agreements and Foreign Currency	3,225,113	1,621,102

Increase in Net Assets Resulting from Operations	11,776,263	17,340,736

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to Shareholders	(6,212,108)	(18,397,395)

Shares Issued in Reinvestment of Dividends (0 for the six months ended June 30, 2025 and 0 for the year ended December 31, 2024)	—	—
Total Increase (Decrease) in Net Assets	5,564,155	(1,056,659)

NET ASSETS:
Beginning of period	240,341,625	241,398,284

End of period	$245,905,780	$240,341,625

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited)

Note 1 — Organization
TCW Strategic Income Fund, Inc. (the “Fund”) was incorporated in Maryland on January 13, 1987 as a diversified, closed-end
investment management company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s shares are traded on the New York Stock Exchange (“NYSE”) under the symbol TSI. The Fund commenced operations on March 5, 1987. The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation, and it seeks to achieve its investment objective by investing in a wide range of securities including convertible securities, marketable equity securities, investment-grade debt securities, high-yield debt securities, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), repurchase agreements, mortgage-related securities, asset-backed securities, money market securities, and other securities and derivative instruments without limit believed by the Fund’s investment advisor to be consistent with the Fund’s investment objective. TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to the Fund and is registered under the Investment Advisers Act of 1940, as amended.
Note 2 — Significant Accounting Policies
The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) No. 946, Financial Services — Investment Companies. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements.
Principles of Accounting:
The Fund uses the accrual method of accounting for financial reporting purposes.
Security Valuations:
Securities listed or traded on the NYSE and other stock exchanges were valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) were valued during the period using official closing prices as reported by NASDAQ, which may not have been the last sale price. All other securities for which over-the-counter
(“OTC”) market quotations were readily available, including short-term securities, swap agreements and forward currency exchange contracts, were valued with prices furnished by independent pricing services or by broker-dealers.
Pursuant to Rule
2a-5
under the 1940 Act, the Board of Directors of the Fund (the “Board”, and each member thereof, a “Director”) has designated the Advisor as the “valuation designee” with respect to the fair valuation of the Fund’s portfolio securities, subject to oversight by and periodic reporting to the Board. Fair valued securities are those for which market quotations were not readily available, including in circumstances under which it was determined by the Advisor that prices received were not reflective of their market values.
Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses investments in its financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs

TCW Strategic Income Fund, Inc.

June 30, 2025

Note 2 — Significant Accounting Policies (Continued)

are inputs that reflect the assumptions market participants would use in pricing the asset or liability, developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances.
The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments.
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).
Level 3 —	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.
The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized as Level 3.
In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.
Fair Value Measurements:
Descriptions of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”)
. The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized as Level 2 of the fair value hierarchy; otherwise, they would be categorized as Level 3.
Corporate bonds
. The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized as

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized as Level 3 of the hierarchy.
Equity securities.
 Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized as Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized as Level 2 of the fair value hierarchy; if a discount is applied and significant, they are categorized as Level 3. Restricted securities held in non-public
entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized as Level 2 of the fair value hierarchy.
Foreign currency contracts
. The fair values of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized as Level 2 of the fair value hierarchy.
Futures contracts
. Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. They are categorized as Level 1.
Government and agency securities
. Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized as Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.
Interest rate swaps.
Interest rate swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Money market funds.
Money market funds are
open-end
mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported net asset value (“NAV”), they are categorized as Level 1 of the fair value hierarchy.
Municipal bonds.
Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-wanted
lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds are categorized as Level 2; otherwise, the fair values are categorized as Level 3.
Options contracts.
Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized as Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money,
at-the-money,
and
out-of-the-money
contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized as Level 2; otherwise, the fair values would be categorized as Level 3.

TCW Strategic Income Fund, Inc.

June 30, 2025

Note 2 — Significant Accounting Policies (Continued)

Restricted securities.
Restricted securities, including illiquid Rule 144A securities, issued by non-public
entities are categorized as Level 3 of the fair value hierarchy because they trade infrequently, and therefore the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized as Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.
Short-term investments.
Short-term investments are valued using market price quotations, and are categorized as Level 1 or Level 2 of the fair value hierarchy.
The summary of the fair valuations according to the inputs used as of June 30, 2025 in valuing the Fund’s investments is listed after the Investments by Sector table.
Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Asset-Backed Securities	Commercial Mortgage- Backed Securities — Non-Agency	Common Stock	Convertible Corporate Bonds	Corporate Bonds	Residential Mortgage-Backed Securities — Non-Agency	Total
Balance as of December 31, 2024	$1,124,790	$614,136	$337,643	$2,659	$41,333	$2,162,551	$4,283,112
Accrued Discounts (Premiums)	—	—	—	60	1,039	893	1,992
Realized Gain (Loss)	—	2,911	(122,846)	(18,788)	(243,174)	(74,630)	(456,527)
Change in Unrealized Appreciation (Depreciation)*	3,486	(10,648)	136,586	17,782	223,243	422,091	792,540
Purchases	1,866,268	—	—	—	—	3,552	1,869,820
Sales	(82,385)	(606,399)	(69,500)	(1,713)	(21,401)	—	(781,398)
Transfers into Level 3*	133,782	1	—	—	—	—	133,783
Transfers out of Level 3*	(267,419)	—	(281,883)	—	(1,040)	(2,514,457)	(3,064,799)

Balance as of June 30, 2025	$2,778,522	$1	$—	$—	$—	$—	$2,778,523

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at June 30, 2025	$3,486	$—	$—	$—	$—	$—	$3,486

*	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Significant unobservable valuation inputs for Level 3 investments as of June 30, 2025 are as follows:

Description	Fair Value at June 30, 2025	Valuation Techniques	Unobservable Input	Price or Price Range	Weighted Average Price	Input to Valuation If Input Increases
Asset-Backed Securities	$2,778,522	Broker Quote	Offered Quote	$23.001 to $101.277	$86.410	Increase
Commercial Mortgage-Backed Securities—Non-Agency	$1	Third-party Vendor	Vendor Prices	$0.001	$0.001	Increase

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

Security Transactions and Related Investment Income:
Dividend income is recorded on the
ex-dividend
date. Interest income is recognized on an accrual basis. REIT dividends are recorded as income for accounting purposes. Any portion that is return of capital will be reflected as a tax adjustment upon receiving annual tax documentation from the REIT. Realized gains and losses on investments are recorded on the basis of specific identification.
Use of Estimates:
The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.
Foreign Currency Translation:
The books and records of the Fund are maintained in U.S. dollars as follows: (1) foreign currency denominated securities, and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statement of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.
Distributions:
 Distributions to shareholders are recorded on each
ex-dividend
date. The Fund declared and paid or reinvested dividends quarterly under an income-based distribution policy. The income-based distribution policy has a stated goal of providing quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and Subchapter M of the Internal Revenue Code (the “Code”). The source for the dividend can come from net investment income and net realized capital gains measured on a fiscal year basis. Any portion of the distribution that exceeds income and capital gains will be treated as a return of capital. Under certain conditions, U.S. federal tax regulations cause some or all of the return of capital to be taxed as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences may be primarily due to differing treatments for market discount and premium, losses recognized on structured debt, losses deferred due to wash sales, foreign currency gains and losses, and spillover distributions. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in
capital and may affect net investment income per share.
Derivative Instruments:
Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark-to-market
loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Fund may not be able to close out a derivative transaction at a favorable time or price.

TCW Strategic Income Fund, Inc.

June 30, 2025

Note 2 — Significant Accounting Policies (Continued)

For the period ended June 30, 2025, the Fund had derivatives and transactions in derivatives, grouped in the following risk categories:

	Foreign Currency Risk	Interest Rate Risk	Total
Statement of Asset and Liabilities:
Asset Derivatives
Futures Contracts (1)	$—	$340,050	$340,050
Forward Currency Exchange Contracts	65,693	—	65,693

Total Value	$65,693	$340,050	$405,743

Liability Derivatives
Forward Currency Exchange Contracts	$(828,189)	$—	$(828,189)
Futures Contracts (1)	—	(1,113,114)	(1,113,114)

Total Value	$(828,189)	$(1,113,114)	$(1,941,304)

Statement of Operations:
Net Realized Gain (Loss)
Forward Currency Exchange Contracts	$172,092	$—	$172,092
Futures Contracts	—	1,578,763	1,578,763
Swap Agreements	—	133,959	133,959

Net Realized Gain (Loss)	$172,092	$1,712,722	$1,884,814

Net Change in Appreciation (Depreciation)
Forward Currency Exchange Contracts	$(1,214,744)	$—	$(1,214,744)
Futures Contracts	—	(1,313,928)	(1,313,928)
Swap Agreements	—	(109,830)	(109,830)

Total Net Change in Appreciation (Depreciation)	$(1,214,744)	$(1,423,758)	$(2,638,502)

Number of Contracts or Notional Amounts (2)
Forward Currency Exchange Contracts	$13,990,642	$—	$13,990,642
Futures Contracts	—	681	681
Swap Agreements	—	1,476,000	1,476,000

(1)
Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on June 30, 2025 is reported within the Statement of Assets and Liabilities.

(2)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the period ended June 30, 2025.
Counterparty Credit Risk:
Derivative contracts may be exposed to counterparty credit risk. Losses can occur if the counterparty does not perform under the contract.
The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund.
With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
For OTC derivatives, the Fund mitigates its counterparty risk by entering into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with each counterparty. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market
amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by the Fund.
Cash collateral that has been pledged to cover obligations of the Fund is reported separately on the Statement of Assets and Liabilities.
Non-cash
collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
The Fund attempts to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Fund has implemented the disclosure requirements pursuant to ASC 210 Balance Sheet (“
ASC 210
”), Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.
Master Agreements and Netting Arrangements
. The Fund is party to various agreements, including but not limited to International Swaps and Derivatives Association Agreements and related Credit Support Annex, Master Repurchase Agreements, and Master Securities Forward Transactions Agreements (collectively “Master Agreements”), which govern the terms of certain transactions with select counterparties. These Master Agreements generally include provisions for general obligations, representations, agreements,

TCW Strategic Income Fund, Inc.

June 30, 2025

Note 2 — Significant Accounting Policies (Continued)

collateral, and certain events of default or termination. These Master Agreements also include provisions for netting arrangements that help reduce credit and counterparty risk associated with relevant transactions (“netting arrangements”). The netting arrangements are generally tied to credit-related events that, if triggered, would cause an event of default or termination giving a Fund or counterparty the right to terminate early and cause settlement, on a net basis, of all transactions under the applicable Master Agreement. In the event of an early termination as a result of an event of default under the Master Agreement, the total value exposure of all transactions will be offset against collateral exchanged to date, which would result in a net receivable or payable that would be due from or to the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in the event of a bankruptcy or insolvency of the counterparty. Credit related events include, but are not limited to, bankruptcy, failure to make timely payments, restructuring, obligation acceleration, obligation default, a material decline in net assets, decline in credit rating or repudiation/ moratorium. Any election made by a counterparty to early terminate the transactions under a Master Agreement could have a material adverse impact on a Fund’s financial statements. A Fund’s overall exposure to credit risk subject to netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.
Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged
exposure levels. Under the Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions under the relevant Master Agreement with a counterparty in a given Fund exceeds a specified threshold, net of collateral already in place, typically $250,000 or $500,000 depending on the counterparty and the type of Master Agreement. Collateral under the Master Agreements is usually in the form of cash or U.S. Treasury Bills but could include other types of securities. If permitted under the Master Agreement, certain funds may rehypothecate cash collateral received from a counterparty. The value of all derivative transactions outstanding under a Master Agreement is calculated daily to determine the amount of collateral to be received or pledged by the counterparty. Posting of collateral for OTC derivative transactions are covered under tri-party
collateral agreements between the Fund, the Fund’s custodian, and each counterparty. Collateral for centrally cleared derivatives transactions are posted with the applicable derivatives clearing organization.
The following table presents the Fund’s OTC derivative assets by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of June 30, 2025:

Counterparty	Gross Derivative Assets in the Statement of Assets and Liabilities	Collateral Received (1)	Derivatives Assets(Liabilities) Available for Offset	Net Amount of Derivative Assets (2)
Bank of New York	$4,078	$—	$—	$4,078
Goldman Sachs & Co.	61,615	—	(61,615)	—

Total	$65,693	$—	$(61,615)	$4,078

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 2 — Significant Accounting Policies (Continued)

The following table presents the Fund’s OTC derivative liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or similar agreement and net of the related collateral received or pledged by the Fund as of June 30, 2025:

Counterparty	Gross Derivative Liabilities in the Statement of Assets and Liabilities	Collateral Pledged (1)	Derivatives (Assets)Liabilities Available for Offset	Net Amount of Derivative Liabilities (2)
Citibank N.A.	$763,723	$—	$—	$763,723
Goldman Sachs & Co.	64,466	—	(61,615)	2,851

Total	$828,189	$—	$(61,615)	$766,574

(1)	Excess of collateral received for individual counterparty may not be shown for financial reporting purposes.
(2)	Represents the net amount receivable from the counterparty in the event of default.
Note 3 — Portfolio Investments
Mortgage-Backed and Other Asset-Backed Securities:
The Fund may invest in MBS, which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Fund may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the Government National Mortgage Association (Ginnie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac) or Federal National Mortgage Corporation (Fannie Mae). The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. The Fund may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest only or “IO” class), while the other class will receive all of the principal (the principal only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. MBS and other ABS held by the Fund at June 30, 2025 are listed in the Fund’s Schedule of Investments.
When-Issued, Delayed-Delivery, To Be Announced (“TBA”) and Forward Commitment Transactions:
The Fund may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Fund’s

TCW Strategic Income Fund, Inc.

June 30, 2025

Note 3 — Portfolio Investments (Continued)

existing portfolio. In when-issued, delayed-delivery, TBA or forward commitment transactions, the Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
Prior to settlement of these transactions, the value of the subject securities will fluctuate with market conditions. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.
Repurchase Agreements:
 The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement (“MRA”). In a repurchase agreement, the Fund purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. The Fund had no repurchase agreements outstanding as of June 30, 2025.
Securities Lending:
The Fund may lend its securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Fund can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Fund may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Fund earns additional income for lending its securities by investing the cash collateral in short-term investments. The Fund did not lend any securities during the period ended June 30, 2025.
Derivatives:
Forward Currency Exchange Contracts:
The Fund enters into forward currency exchange contracts as a hedge against fluctuations in foreign exchange rates. Forward currency exchange contracts are marked-to-market
daily and the change in market value is recorded by the Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding forward currency exchange contracts at June 30, 2025 are disclosed in the Schedule of Investments.

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

Futures Contracts:
The Fund may enter into futures contracts.
The Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. The Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for the Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When the Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.
When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. During the period ended June 30, 2025, the Fund utilized treasury futures to help manage interest rate duration and credit market exposure. Futures contracts outstanding at June 30, 2025 are listed in the Fund’s Schedule of Investments.
Options:
 The Fund may purchase and sell put and call options on a security or an index of securities to enhance investment performance and/or to protect against changes in market prices. The Fund may also enter into currency options to hedge against or to take advantage of currency fluctuations.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.
Purchasing foreign currency options gives a Fund the right, but not the obligation, to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

TCW Strategic Income Fund, Inc.

June 30, 2025

Note 3 — Portfolio Investments (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.
Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.
OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the period ended June 30, 2025, the Fund entered into written option contracts to gain exposure to the equity market.
Swap Agreements:
 The Fund may enter into swap agreements. Swap agreements are typically two-party
contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).
In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. The Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. The Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of the Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. The Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called
market access transactions).
Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 3 — Portfolio Investments (Continued)

notional principal amount may decline (or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.
The Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When the Fund buys protection, it may or may not own securities of the reference entity. When the Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When the Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.
Whenever the Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable
or otherwise highly illiquid, and the Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.
During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking-to-market
to reflect the market value of the swap. When the swap is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by the Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.
During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Fund are recorded as realized gains and losses, respectively. During the period ended June 30, 2025, the Fund entered into interest rate swaps to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed-rate bonds which may decrease when interest rates rise (interest rate risk). Outstanding swap agreements at June 30, 2025 are disclosed in the Schedule of Investments.

TCW Strategic Income Fund, Inc.

June 30, 2025

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations
Investment objective:
The Fund’s investment objective is to seek a total return comprised of current income and capital appreciation.
Investment strategy:
 The Fund seeks to achieve its investment objective by investing in a wide range of securities, including securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities (“U.S. Government Securities”), investment-grade corporate debt securities, high yield corporate debt securities,
non-U.S.
developed and emerging market debt mortgage-related securities, asset-backed securities, marketable small-, mid-
and large-capitalization equity securities, convertible securities, money market securities, repurchase agreements, other securities and derivative instruments without limit believed by the Fund’s investment adviser to be consistent with the Fund’s investment objective. The Fund will shift and reallocate its investments on an opportunistic basis and may invest in additional asset classes other than those identified above. The Fund may also employ leverage up to 33% of its total assets (including assets purchased with borrowings). The Fund has a stated goal of providing dependable, but not assured, quarterly distributions out of accumulated net investment income and/or other sources, subject to the requirements of the 1940 Act.
Market Risk:
The Fund’s investments will fluctuate with market conditions, and so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.
Liquidity Risk:
The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may not be able to sell the illiquid securities at an advantageous time or price. Investments in high-yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Fund may invest in private placements and Rule 144A securities.
Interest Rate Risk:
The values of the Fund’s investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of the Fund’s investment portfolio, the greater the change in value.
Mortgage-Backed and Other Asset-Backed Securities Risk:
The Fund may invest in MBS or other ABS. The values of some mortgage-backed securities or other asset-backed securities may expose the Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.
Derivatives Risk:
Use of derivatives, which at times is an important part of the Fund’s investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Fund to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 4 — Investment Objective, Investment Strategy, and Risk Considerations (Continued)

circumstances and there can be no assurance that the Fund will achieve its objective through the use of the deriv ati
ves.
Credit Risk:
The values of any of the Fund’s investments may also decline in response to events affecting the issuer or its credit rating. The lower-rated debt securities in which the Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Fund invests also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. The Fund invests a material portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market prices and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.
MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass-through, sequential pay, prepayment-protected, interest only, principal only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming
loans,
Alt-A
loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.
Counterparty Risk:
The Fund may be exposed to counterparty risk, the risk that an entity with which the Fund has unsettled or open transactions may not fulfill its obligations.
U.S. Trade Policy Risk:
There have been significant changes to United States trade policies, agreements, and tariffs, and in the future there may be additional significant changes. These and any future developments and continued uncertainty surrounding trade policies, agreements and tariffs, may have a material adverse effect on global economic conditions, inflation and the stability of global financial markets, and may significantly reduce global trade and, in particular, trade between the impacted nations and the United States. Any of these factors could depress economic activity and restrict the access by issuers of the Fund’s portfolio securities to suppliers or customers, increase their supply-chain costs and expenses and could have material adverse effects on the Fund’s portfolio investments.
Note 5 — Federal Income Taxes
It is the policy of the Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

TCW Strategic Income Fund, Inc.

June 30, 2025

Note 5 — Federal Income Taxes (Continued)

At June 30, 2025, net unrealized appreciation (depreciation) for federal income tax purposes is comprised of the following components:

Unrealized appreciation	$13,113,020
Unrealized (depreciation)	(35,480,327)

Net unrealized appreciation	$(22,367,307)

Cost of Investments for Federal Income Tax Purposes	$306,665,743

The Fund did not have any unrecognized tax benefits at June 30, 2025, nor were there any increases or decreases in unrecognized tax benefits for the period then ended; and therefore no interest or penalties were accrued. The Fund is subject to examination by U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.
The following table shows the character of distributed and undistributed amounts on a tax basis for the year ended December 31, 2024.

	Amount Distributed During the Year Ended	Undistributed Amount at Year Ended
	December 31, 2024	December 31, 2024
Ordinary Income	$18,397,395	$364,734
Capital Gain	—	—

	$18,397,395	$364,734

Note 6 — Investment Advisory and Service Fees
As compensation for the investment advisory services rendered, facilities provided, and expenses borne, the Advisor is paid a monthly fee by the Fund computed at the annual rate of 0.75% of the first $100 million of the Fund’s average managed assets and 0.50% of the Fund’s average managed assets in excess of $100 million.
Note 7 — Purchases and Sales of Securities
For the period ended June 30, 2025 purchases and sales or maturities of investment securities (excluding short-term investments) aggregated to $56,108,459 and $45,890,727, respectively, for
non-U.S.
Government securities, and aggregated to $243,477,855 and $257,540,523, respectively, for U.S. Government securities.
Note 8 — Directors’ Fees
Directors who are not affiliated with the Advisor received, as a group, fees and expenses of $38,240 from the Fund for the period ended June 30, 2025. Directors may elect to defer receipt of their fees in accordance with the terms of a
Non-Qualified
Deferred Compensation Plan. Deferred compensation is included within Accrued Directors’ Fees and Expenses in the Statement of Assets and Liabilities. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of the Advisor but do not receive any compensation from the Fund.
Note 9 — Restricted Securities
The Fund is permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the

TCW Strategic Income Fund, Inc.

Notes to Financial Statements (Unaudited) (Continued)

Note 9 — Restricted Securities (Continued)

Securities Act of 1933, as amended (the “Securities Act”). However, the Fund considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities held by the Fund at June 30, 2025 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
Academic Loan Funding Trust, Series 2012-1A, Class R, 0.00%, due 12/27/2044	11/1/2022	$735,000	$267,419	0.12%
COMM Mortgage Trust Series 2012-LC4, Class XB (I/O), 0.60%, due 12/10/44	1/22/2019	160,187	140	0.01%
HOA Funding LLC Series 2021-1A, Class A2, 4.72%, due 08/20/51	5/26/2023	466,756	133,782	0.06%

		$1,361,943	$401,341	0.19%

Note 10 — Loan Outstanding
The Fund is permitted to have borrowings for investment purposes. The Fund has entered into a line of credit agreement, renewed annually, with State Street Bank and Trust Company (the “Bank”) which permits the Fund to borrow up to $70 million (i) an interest rate, to be determined by the Fund, either at (a) an Overnight Rate, defined as the higher of Federal Funds Effective Rate and the One Month Adjusted Term Secured Overnight Financing Rate (“SOFR”) in effect on the applicable day, plus 110.0 basis points (1.10%); or (b) a Term Rate, equal to One Month Adjusted Term SOFR, plus 110.0 basis points (1.10%). The Fund did not have any borrowings during the period ended June 30, 2025. The Fund pays the Bank a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount. The commitment fee incurred by the Fund is presented in the Interest Expense line in the Statement of Operations.
Note 11 — Indemnifications
Under the Fund’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. In addition, the Fund entered into an agreement with each of the Directors which provides that the Fund will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by such Director in any proceeding arising out of or in connection with the Director’s services to the Fund, to the fullest extent permitted by the Fund’s Articles of Incorporation and
By-Laws,
the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund has not accrued any liability in connection with such indemnification.
Note 12 — New Accounting Pronouncements
In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosure requirements, including, but not limited to, those with respect to the Fund’s income tax rate reconciliation and income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning

TCW Strategic Income Fund, Inc.

June 30, 2025

Note 12 — New Accounting Pronouncements (Continued)

after December 15, 2024, with early adoption permitted. Management is currently evaluating the ASU and its impact to the financial statements.
Note 13 — Segment Reporting
In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). This change is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker (“CODM”), clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements. The amendments are effective for fiscal years beginning after December 15, 2023 and interim periods within fiscal years beginning after December 15, 2024, and early adoption is permitted. The Fund operates in one segment. The segment derives its revenues from Fund investments made in accordance with the defined investment strategy of the Fund, as prescribed in the Fund’s prospectus. A senior executive team comprised of the Fund’s Principal Executive Officer and Principal Financial Officer, serves as the Fund’s CODM, who act in accordance with Board of Directors reviews and approvals. The CODM monitors and actively manages the operating results of the Fund. There have been no impacts to date.

TCW Strategic Income Fund, Inc.

Financial Highlights

	Six Months Ended June 30, 2025 (Unaudited)		Year Ended December 31,
			2024	2023	2022	2021	2020
Net Asset Value Per Share, Beginning of period	$5.03		$5.05	$4.94	$5.69	$5.85	$5.73

Income from Operations:
Net Investment Income (1)	0.15		0.31	0.29	0.26	0.32	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.10		0.06	0.18	(0.69)	(0.11)	0.11

Total from Investment Operations	0.25		0.37	0.47	(0.43)	0.21	0.40

Less Distributions:
Distributions from Net Investment Income	(0.13)		(0.39)	(0.36)	(0.24)	(0.25)	(0.28)
Distributions from Net Realized Gains	—		—	—	(0.08)	(0.12)	—

Total Distributions	(0.13)		(0.39)	(0.36)	(0.32)	(0.37)	(0.28)

Net Asset Value Per Share, End of period	$5.15		$5.03	$5.05	$4.94	$5.69	$5.85

Market Value Per Share, End of period	$4.88		$4.81	$4.59	$4.62	$5.77	$5.69

Net Asset Value Total Return (2)	5.00	% (3)	7.34%	9.84%	(7.51)%	3.55%	7.25%
Market Price Return (4)	4.18	% (3)	13.33%	7.15%	(14.34)%	8.03%	3.75%
Ratios/Supplemental Data:
Net Assets, End of period (in thousands)	$245,906		$240,342	$241,398	$235,845	$271,573	$279,067
Ratio of Expenses Before Interest Expense to Average Net Assets	0.89	% (5)	0.94%	0.93%	0.95%	0.93%	0.93%
Ratio of Interest Expense to Average Net Assets	0.02	% (5)	(0.03)%	0.08%	0.07%	0.02%	0.04%
Ratio of Total Expenses to Average Net Assets	0.91	% (5)	0.91%	1.01%	1.02%	0.95%	0.97%
Ratio of Net Investment Income to Average Net Assets	5.89	% (5)	6.04%	5.67%	4.90%	5.38%	5.07%
Portfolio Turnover Rate	113.64	% (3)	256.45%	234.87%	155.62%	178.02%	72.59%
Asset Coverage Ratio Per Share (6)	—		—	—	—	—	—
Total Debt Outstanding	—		—	—	—	—	—

(1)	Computed using average shares outstanding throughout the period.
(2)	Based on net asset value per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(3)	For the six months ended June 30, 2025 and not indicative of a full year’s results.
(4)	Based on market price per share, adjusted for reinvestment of distributions. The Fund does not incur charges to investors for purchasing or selling shares.
(5)	Annualized.
(6)
The asset coverage ratio for a class of senior securities representing indebtedness is calculated as total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by one thousand to determine the asset coverage per share.

See accompanying Notes to Financial Statements.

TCW Strategic Income Fund, Inc.
Supplemental Information

Proxy Voting Guidelines
The policies and procedures that the Fund uses to determine how to vote proxies are available without charge. The Board of the Fund has delegated the Fund’s proxy voting authority to the Advisor.
Disclosure of Proxy Voting Guidelines
The proxy voting guidelines of the Advisor are available:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the TCW website at https://www.tcw.com/Global-Proxy-Voting-Policy; or

3.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Fund’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Advisor, on behalf of the Fund, prepares and files Form
N-PX
with the SEC not later than August 31 of each year, which must include the Fund’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available without charge:

1.	By calling 1-877-829-4768 to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.
When the Fund receives a request for the Fund’s proxy voting record, it will send the information disclosed in the Fund’s most recently filed report on Form
N-PX
via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.
The Fund also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form
N-PX
is filed with the SEC, at
https://www.tcw.com/Literature/Proxy-Voting.
Availability of Quarterly Portfolio Schedule
The Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form
NPORT-P.
Such filings occur no later than 60 days after the end of the Fund’s first and third quarters and are available on the SEC’s website at www.sec.gov.
Corporate Governance Listing Standards
There were no filings required to be submitted to NYSE for the period from January 1, 2025 through June 30, 2025.

TCW Strategic Income Fund, Inc.
Dividend Reinvestment Plan

Shareholders who wish to add to their investment may do so by making an election to participate in the Dividend Reinvestment Plan (the “Plan”). Under the Plan, your dividend is used to purchase Fund shares on the open market whenever shares, including the related sales commission, are selling below the Fund’s net asset value per share. You will be charged a pro-rata
portion of brokerage commissions on open-market purchases under the Plan. If the market price, including commission, of Fund shares is above the Fund’s net asset value per share, you will receive shares at a price equal to the higher of the Fund’s net asset value per share on the payment date or 95% of the closing market price of Fund shares on the payment date. Generally, for tax purposes, shareholders participating in the Plan will be treated as having received a distribution from the Fund in cash equal to the value of the shares purchased from them under the Plan.
To enroll in the Plan, if your shares are registered in your name, write to Computershare, P.O. Box 43078, Providence, RI 02940-3078, or call toll free at (866)
227-8179.
If your shares are held by a brokerage firm, please call your broker. If you participate in the Plan through a broker, you may not be able to transfer your shares to another broker and continue to participate in the Plan if your new broker does not permit such participation. If you no longer want to participate in the Plan, please contact Computershare or your broker. You may elect to continue to hold shares previously purchased on your behalf or to sell your shares and receive the proceeds, net of any brokerage commissions. If you need additional information or assistance, please call our investor relations department at (877)
829-4768
or visit our website at www.tcw.com. As always, we would be pleased to accommodate your investment needs.
Distribution Policy
The Fund has a net investment income-based distribution policy. The policy is to pay quarterly distributions out of the Fund’s accumulated undistributed net investment income and/or other sources subject to the requirements of the 1940 Act and
Sub-chapter
M of the Code.
Distribution policies are a matter of Board discretion and may be modified or terminated at any time without prior notice. Any such change or termination may have an adverse effect on the market price for the Fund’s shares.
You should not draw any conclusions about the Fund’s investment performance from the amount of the quarterly distribution or from the terms of the Fund’s distribution policy.

TCW Strategic Income Fund, Inc.

515 South Flower Street
Los Angeles, California 90071
800 386 3829
www.TCW.com
INVESTMENT ADVISOR
TCW Investment Management Company LLC
515 South Flower Street
Los Angeles, California 90071
TRANSFER AGENT, DIVIDEND REINVESTMENT AND DISBURSEMENT AGENT AND REGISTRAR
Computershare
P.O. Box 43078
Providence, RI 02940-3078
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
555 West 5th Street
Los Angeles, California 90013
CUSTODIAN & ADMINISTRATOR
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, Massachusetts 02114-2016
DIRECTORS
Patrick C. Haden
Director and Vice Chairman of the Board
Martin Luther King III
Director
Megan McClellan
Director
Peter McMillan
Director
Patrick Moore
Director
Victoria B. Rogers
Director
Robert G. Rooney
Director
Michael Swell
Director
Andrew Tarica
Director and Chairman of the Board
OFFICERS
Megan McClellan
President and Principal Executive Officer
Andrew Bowden
Executive Vice President
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer
Alenoush Terzian
Chief Compliance Officer
and Anti-Money Laundering Officer
Lisa Eisen
Tax Officer
Eric W. Chan
Assistant Treasurer
Peter Davidson
Vice President and Secretary

TSIart9445  06/30/25

(b)	Not applicable.

Item 2.	Code of Ethics.

Not required for this filing.

Item 3.	Audit Committee Financial Expert.

Not required for this filing.

Item 4.	Principal Accountant Fees and Services.

Not required for this filing.

Item 5.	Audit Committee of Listed Registrants.

Not required for this filing.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required for this filing.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Not required for this filing.

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 16.	Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial and Accounting Officer have concluded, as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, as of such date, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.	Exhibits.

(a)(1)	Not required for this filing.

(a)(2)	Not applicable.

(a)(3)	EX-99.CERT – The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	EX-99.906CERT – The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

(c)	Not required for this filing.

(101) Inline Interactive Data File - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TCW Strategic Income Fund, Inc.

By (Signature and Title)	/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	September 4, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Megan McClellan
Megan McClellan
President and Principal Executive Officer

Date	September 4, 2025

By (Signature and Title)	/s/ Richard M. Villa
Richard M. Villa
Treasurer and Principal Financial and Accounting Officer

Date	September 4, 2025